UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Tilray Brands, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2022 PROXY STATEMENT

September 22, 2022
Dear Fellow Stockholders:
You are cordially invited to attend the Annual Meeting of Stockholders (“Annual Meeting”) of Tilray Brands, Inc. (the “Company”) to be held on November 22, 2022, at 11:00 a.m. EST. The Annual Meeting will be held in a virtual format, via live webcast over the internet.
Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the Annual Meeting.
Our Board of Directors (the “Board”) urges you to read the accompanying Proxy Statement and recommends that you vote “FOR”:
•	The one Class I director nominee, to serve until his term expires or until his successor is duly elected and qualified, as described herein;
•	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2023;
•
Approval of the amendments to the Company’s Certificate of Incorporation, as amended (the “Charter”) to cancel the Class 1 common stock and re-allocate such authorized shares to Class 2 common stock (the amendments, the “Charter Amendments” and the proposal, the “Charter Amendment Proposal”); and

•	Any other business properly brought before the Annual Meeting.
Your vote is important to us. Whether or not you plan to virtually attend the Annual Meeting, we encourage you to vote your shares. Accordingly, we request that as soon as possible, you vote via the Internet or, if you have received printed proxy materials, you vote via the Internet, by telephone or by mailing your completed proxy card or voter instruction form.
If you have any questions, or need any assistance in voting your shares, please contact Morrow Sodali LLC at (800) 449-0910 toll-free in the U.S. and Canada, or (203) 658-9400 or by email at TLRY@info.morrowsodali.com.
WE ARE GRATEFUL FOR YOUR CONTINUED SUPPORT AND WILL WORK EVERYDAY TO TAKE FULL ADVANTAGE OF ALL OPPORTUNITIES TO ENHANCE LONG-TERM VALUE.
Thank you for your interest and investment in Tilray Brands, Inc.
Sincerely,
Irwin D. Simon,
Chairman, President, and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Ontario, Canada
September 22, 2022
The Annual Meeting of Stockholders (the “Annual Meeting”) of Tilray Brands, Inc. (the “Company”) will be held on November 22, 2022, at 11:00 a.m. EST. The Annual Meeting will be held in a virtual format via live webcast over the internet. You will be able to join the Annual Meeting and vote and submit your questions online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/TLRY2022. We have designed the virtual Annual Meeting to ensure that stockholders are afforded the same opportunity to participate as they would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform. Reference to “in person” attendance or voting in our proxy materials refers, therefore, to attending or voting at the Annual Meeting virtually.
The Annual Meeting will take place for the following purposes:
1.	to elect the Class I director nominee, to serve until his term expires or until his successor is duly elected and qualified, as described herein;
2.	to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2023;
3.
to approve the amendments to the Company’s Certificate of Incorporation, as amended (the “Charter”) to cancel the Class 1 common stock and re-allocate such authorized shares to Class 2 common stock (the amendments, the “Charter Amendments” and the proposal, the “Charter Amendment Proposal”); and

4.	to consider and act upon any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
On or about September 26, 2022, we will mail to our stockholders of record at the close of business on September 26, 2022, the record date for our Annual Meeting, an Important Notice Regarding the Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement for the Annual Meeting (the “Proxy Statement”) and our Annual Report on Form 10-K for the year ended May 31, 2022 (the “Annual Report”) on the Internet and also how to vote their shares via the Internet. If you received a Notice by mail, you will not receive printed proxy materials unless you specifically request them. Both the Notice and the Proxy Statement contain instructions on how you can request a paper copy of the Proxy Statement and Annual Report.
Only stockholders of record at the close of business on September 26, 2022, are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. At the Annual Meeting, you will be provided with the opportunity to ask questions.
It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, we encourage you to submit your proxy as soon as possible. For specific instructions, please refer to your Important Notice Regarding the Internet Availability of Proxy Materials or to the question on page 3 of the accompanying Proxy Statement entitled “How do I vote?”
At the direction of the Board,
Mitchell Gendel,
Global General Counsel and Corporate Secretary

245 Talbot Street West
Leamington, Ontario N8H 4H3, Canada
September 22, 2022
PROXY STATEMENT
Information About the Annual Meeting and Voting
The Annual Meeting - Background
The Annual Meeting of Stockholders (“Annual Meeting”) of Tilray Brands, Inc. (the “Company”) will be held on Tuesday, November 22, 2022, at 11:00 a.m. EST. The Annual Meeting will be held in a virtual format only, via live webcast over the internet. You will be able to join the Annual Meeting and vote and submit your questions online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/TLRY2022. We have designed the virtual Annual Meeting to ensure that stockholders are afforded the same opportunity to participate as they would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform. Reference to “in person” attendance or voting in our proxy materials refers, therefore, to attending or voting at the Annual Meeting virtually.
At the Annual Meeting, stockholders will be asked to elect the Class I nominee for director, ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2023 and approve the Charter Amendments. Management will also respond to questions from stockholders.
Our principal executive offices are located at 245 Talbot Street West, Leamington, Ontario N8H 4H3, Canada, and our telephone number is (844) 845-7291. When used in this Proxy Statement, the terms “Tilray,” “we,” “us,” “our,” and “the Company” mean Tilray Brands, Inc. and its businesses and subsidiaries.
The Board is divided into three classes (I, II, and III) of directors.
Name	Current Position	Class	Term Expires
Irwin D. Simon	Chairman of the Board of Directors; President and Chief Executive Officer	Class II	2023 annual meeting of stockholders
Renah Persofsky	Vice-Chair (Lead Director) and Chair of the Nominating and Governance Committee; Independent Director	Class II	2023 annual meeting of stockholders
Jodi Butts	Nominating & Governance Committee Member; Independent Director	Class III	2024 annual meeting of stockholders.
David Clanachan	Audit Committee Member; Independent Director	Class II	2023 annual meeting of stockholders
Brendan Kennedy	Director and Former CEO, Tilray	Class I	2022 annual meeting of stockholders
John M. Herhalt	Chair of the Audit Committee; Independent Director	Class I	2022 annual meeting of stockholders
David Hopkinson	Nominating and Governance Committee & Compensation Committee Member; Independent Director	Class III	2024 annual meeting of stockholders.
Thomas Looney	Audit Committee & Compensation Committee Member; Independent Director	Class III	2024 annual meeting of stockholders.
Walter Robb	Chair of the Compensation Committee & Audit Committee Member; Independent Director	Class I	2022 annual meeting of stockholders
1

The Annual Meeting - Tuesday, November 22, 2022, at 11:00 a.m. EST.
Why am I receiving these materials?
In connection with its solicitation of proxies for use at our Annual Meeting, our Board (i) has made these materials available to you via the Internet or, upon your request, via email, or (ii) upon your request, has delivered or will deliver printed versions of these materials to you by mail. Only stockholders of record at the close of business on September 26, 2022 (the “Record Date”) will be entitled to vote at the Annual Meeting. On this record date, there were 611,402,319 shares of Class 2 common stock (the “Common Stock”) outstanding and entitled to vote. As a stockholder of record of our Common Stock at the close of business on the Record Date for our Annual Meeting, you are invited to attend the virtual Annual Meeting, and are entitled to and requested to vote on the items of business described in this Proxy Statement.
Why is the meeting being held virtually this year?
As was the case with our 2021 Annual Meeting of Stockholders, we believe that a virtual meeting will provide expanded stockholder access and participation, improved communications, as well as additional safeguards for health and safety in light of ongoing public health issues caused by COVID-19. You will be able to join the Annual Meeting and vote and submit questions online during the Annual Meeting by visiting ww.virtualshareholdermeeting.com/TLRY2022 and using the 16-digit control number included on the Important Notice of Internet Availability of Proxy Materials (Notice), on your proxy card, or on your voting instruction form provided by your broker, bank or other nominee. Online check-in will be available at the virtual meeting site approximately 15 minutes prior to the beginning of the Annual Meeting.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of printed proxy materials?
Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we are making this Proxy Statement for the Annual Meeting (the “Proxy Statement”) and our Annual Report for the fiscal year ended May 31, 2022 (“Annual Report and, together with this Proxy Statement, the “Proxy Materials”) available to stockholders electronically via the Internet. Stockholders will be able to access the Proxy Materials on the website referred to in the Notice or request to receive printed copies of the Proxy Materials and a proxy card. Instructions on how to access the Proxy Materials via the Internet or to request a printed copy may be found in the Notice and in this Proxy Statement. We believe that this electronic process expedites your receipt of the Proxy Materials and reduces the cost and environmental impact of printing Proxy Materials for our Annual Meeting.
On or about September 26, 2022, stockholders of record and beneficial owners of our Common Stock at the close of business on the Record Date will be sent a Notice instructing them as to how to receive their Proxy Materials via the Internet. The Proxy Materials will be available on the Internet as of September 26, 2022.
How can I electronically access the Proxy Materials?
Beginning September 26, 2022, you can access the Proxy Materials and vote your shares online at www.proxyvote.com. The Proxy Materials are also available on our own website (https:www.tilray.com).
How can I obtain a full set of printed Proxy Materials?
If you prefer to receive paper copies of the Proxy Materials and a proxy card, you may still do so. You may request printed materials by (i) calling 800-579-1639 ; (ii) sending an email to sendmaterial@proxyvote.com; or (iii) logging onto www.proxyvote.com using the credentials provided on your Notice or proxy card.
How many shares are eligible to be voted and how many shares are required to hold the Annual Meeting?
A quorum is required to hold the Annual Meeting and conduct business. The presence at the Annual Meeting, in person or by proxy, of stockholders representing the holders of one-third of the voting power of the outstanding shares of stock entitled to vote at the Annual Meeting as of the close of business on the Record Date, will constitute a quorum for purposes of holding and conducting business at the Annual Meeting. As of the Record Date, we had 611,402,319 shares of our Common Stock outstanding - each entitled to one vote at the Annual Meeting - meaning that 203,800,773 shares of Common Stock must be represented in person or by proxy to have a quorum. Our Common Stock is our only outstanding class of voting securities. For purposes of determining whether a quorum exists, broker non-votes and proxies received but marked “ABSTAIN” will be counted.
2

What am I voting on?
You are voting on proposals to:
•	elect the Class I director nominee, to serve a term of three years expiring at the 2025 Annual Meeting of Stockholders, to our Board;
•	ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2023; and
•
approve the amendments to the Company’s Certificate of Incorporation, as amended (the “Charter”), to cancel the Class 1 common stock and re-allocate such authorized shares to Class 2 common stock (the amendments, the “Charter Amendments” and the proposal, the “Charter Amendment Proposal”); and

•	consider and act upon any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
How does the Board recommend that I vote?
The Board recommends that you vote:
1.	FOR the election of the Class I director nominee;
2.	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2023; and
3.	FOR the approval of the Charter Amendments.
How do I vote?
You may vote “For” or “Withhold” for the nominee to the Board. For the approval of the Charter Amendments and for the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, you may vote “For” or “Against” or abstain from voting.
The procedures for voting are fairly simple:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote by “virtually” attending the Annual Meeting (via the following link: www.virtualshareholdermeeting.com/TLRY2022), vote by proxy through the internet or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote even if you have already voted by proxy.
•	To vote by “virtually” attending the Annual Meeting, login to the link: www.virtualshareholdermeeting.com/ TLRY2022, and follow the instructions provided.
•
To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•
To vote through the internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy cards. Your internet vote must be received by 11:59 PM EST, on November 21, 2022 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, these proxy materials along with a voting instruction form are being provided by that organization rather than Tilray. Follow the voting instructions in such instruction form to ensure that your vote is counted. To vote by “virtually” attending the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact that organization to request a proxy form.
3

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a stockholder of record and do not vote by completing your proxy card, through the internet or by “virtually” attending the Annual Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted as recommended by the Board. Specifically, your shares will be voted, as applicable, “For” the election of the nominee for Class I director, “For” the approval of the Charter Amendments, and “For” the ratification of selection by the Audit Committee of the Board of PricewaterhouseCoopers LLP as independent registered public accounting firm of the Company for its fiscal year ending May 31, 2023. If any other matter is properly presented at the Annual Meeting, including a proposal to postpone or adjourn the meeting, your proxy will vote your shares in accordance with his or her discretion. At present, the Board knows of no other business that is intended to be brought before or acted upon at the Annual Meeting.
How can I participate and ask questions at the Annual Meeting?
We are committed to ensuring that our stockholders have substantially the same opportunities to participate in the Annual Meeting as they would at an in-person meeting. To submit a question at the Annual Meeting, you will need your 16-digit control number that is printed on the Notice or proxy card that you received in the mail, or via email if you have elected to receive material electronically. You may log in 15 minutes before the start of the Annual Meeting and submit questions online. You will also be able to submit questions during the Annual Meeting. We encourage you to submit any question that is relevant to the business of the Annual Meeting. Appropriate questions asked during the Annual Meeting will be read and addressed during the Annual Meeting, as time permits. Questions and answers may be grouped by topic, and we will group substantially similar questions together and answer them once. Questions regarding personal matters or general economic or political questions that are not directly related to the business of the Company are not pertinent to Annual Meeting matters and, therefore, will not be answered. If there are matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, we encourage stockholders to contact us separately after the Annual Meeting.
What if I need assistance with voting or have technical problems regarding the Annual Meeting?
If you have technical difficulties accessing or using the virtual meeting site during the Annual Meeting, you should call the technical support number on the virtual meeting site. The virtual meeting site is supported on browsers (e.g., Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plug-ins. Each participant should ensure strong Wi-Fi or other internet connection.
What if another matter is properly brought before the meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
4

How many votes are required to approve each proposal?
The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted.
Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 1: Election of Directors	The plurality of the votes of shares of the voting power present or represented by proxy. This means that the nominee receiving the highest number of affirmative “FOR” votes will be elected.	“FOR” “WITHHOLD”	None(1)	No(2)
Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority of shares of the voting power present or represented by proxy.	“FOR” “AGAINST” “ABSTAIN”	Will count as a vote “against”(3)	Yes(4)
Proposal No. 3: Approval of Charter Amendments	The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote.	“FOR” “AGAINST” “ABSTAIN”	Will count as a vote “against”(3)	Yes(4)
(1)	Votes that are “withheld” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting.
(2)
As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal. Accordingly, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other nominee as to how to vote on matters deemed to be “non-routine”, the broker, bank or other nominee cannot vote the shares. These un-voted shares are counted as “broker non-votes” and will have the effect of a vote “against” the proposal.

(3)
Abstentions and votes withheld will not be included in the numerator (since they are not affirmative votes) but will be included in the denominator (since they are shares “entitled to vote”). Therefore, abstentions and votes withheld will have the same effect as a vote “against” the proposal.

(4)	As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.
What happens if I don’t specify how I want my shares voted on one or all of the proposals?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.
Can I change my vote or revoke my proxy after I have already voted or given my proxy?
Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before the proxy is voted at the Annual Meeting. To change your vote, you may:
•	mail a written notice “revoking” your earlier vote to Broadridge Financial Solutions, Inc. (Broadridge), 51 Mercedes Way, Edgewood, NY 11717;
•	submit to Broadridge a properly completed and signed proxy card with a later date;
•	vote again telephonically or electronically (available until 11:59 p.m. EST on November 21, 2022); or
•	vote in person at the Annual Meeting; however, your virtual attendance at the Annual Meeting alone will not revoke your proxy.
5

Your last dated proxy, properly completed and timely received prior to, or vote cast at, the Annual Meeting will be counted.
If you own your shares in street name, please contact your broker or other intermediary for instructions on changing your vote or revoking your proxy.
Can I vote at the virtual meeting?
Yes. If you are the stockholder of record of the shares, you will have the opportunity to vote in person when you attend the virtual Annual Meeting online by visiting www.virtualshareholdermeeting.com/TLRY2022. In order to vote during the Annual Meeting, you will use the 16-digit control number included on the Notice, on your proxy card, or on your voting instruction form provided by your broker, bank or other nominee. However, since a beneficial owner holding shares in street name is not the stockholder of record, if you are such a beneficial owner of shares, you may not vote your shares in person at the virtual Annual Meeting unless you obtain a legal proxy from the broker or other intermediary that holds your shares giving you the right to vote the shares at the Annual Meeting. Please provide the legal proxy information once you log into the Annual Meeting.
Who will count the votes?
Broadridge has been engaged as our independent agent to tabulate stockholder votes and act as Inspector of Election for the meeting.
Is voting confidential?
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:
•	as necessary to meet applicable legal requirements;
•	to allow for the tabulation and certification of votes; and
•	to facilitate a successful proxy solicitation.
Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.
What happens if the Annual Meeting is adjourned or postponed?
Your proxy will still be effective and will be voted at the adjourned or postponed Annual Meeting. You will still be able to change or revoke your proxy until it is voted, provided such new proxy or revocation is properly completed and timely received.
How can I find the results of the Annual Meeting?
We will report the final voting results on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days of the Annual Meeting. The Form 8-K will be available on the SEC’s website, www.sec.gov, as well as on our own website, https://ir.tilray.com/financial-information/sec-filings.
Who is soliciting my vote pursuant to this Proxy Statement?
Our Board is soliciting your vote.
6

Internet Availability of Proxy Materials
Under rules adopted by the SEC, we are furnishing Proxy Materials to our stockholders primarily via the Internet instead of mailing printed copies of those materials to each stockholder. On or about September 26, 2022, we will mail to our stockholders (other than those who previously requested electronic or paper delivery) an Important Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Materials, including our Proxy Statement and our Annual Report. The Notice also instructs stockholders on how to vote via the Internet.
This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources; however, if you would prefer to receive printed proxy materials and a proxy card, please follow the instructions included in the Notice and in this Proxy Statement. If you have previously elected to receive our proxy materials electronically, these materials will continue to be made available to you via email until you elect otherwise. If you have previously elected to receive printed proxy materials, you will continue to receive these materials and a proxy card in paper format until you elect otherwise.
Cautionary Statement Regarding Forward-Looking and Other Statements
This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “may,” “estimate,” “intend” and other similar words. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. Factors that may cause actual results to differ materially from those contemplated by the statements in this Proxy Statement can be found in our most recent Annual Report on Form 10-K filed with the SEC and in the Quarterly Reports on Form 10-Q that we have filed or will file hereafter under the heading “Risk Factors” and “Safe Harbor for Forward-Looking Statements.” The forward-looking statements speak only as of the date of this Proxy Statement and undue reliance should not be placed on these statements. We disclaim any intention or obligation to publicly update or revise any forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this document.
This Proxy Statement contains statements regarding individual and Company performance objectives and targets. These objectives and targets are disclosed in the limited context of our compensation plans and programs and should not be understood to be statements of management’s future expectations or estimates of future results or other guidance. We specifically caution investors not to apply these statements to other contexts.
7

PROPOSAL 1

ELECTION OF DIRECTORS
Summary
Tilray’s Board is divided into three classes. Each class consists of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.
The Board presently has nine members and is divided into three classes (I, II, and III) of directors. Each of our directors currently serves until either the 2022 (current), 2023 or 2024 annual meeting of our stockholders and until her or his successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. It is the Company’s policy to invite directors and nominees for director to attend the Annual Meeting. All of our Board members, who were then current members of Tilray’s Board, attended our 2021 Annual Meeting of stockholders.
At this time, the Board believes that the classified board structure is in the best interest of the Company. The classified board structure and corresponding terms will ensure that at any given time the majority of the directors will have deep knowledge of the Company and a firm understanding of its goals, and it allows for continuity and stability of the Board, promoting the balance of long-term and short-term interests of the Company and its stockholders. A longer term in office also would allow our directors to stay focused on long-term value creation, without undue pressure that may come from special interest groups intent on pursuing their own agenda at the expense of the interests of our company and its stockholders. Further, it would enable us to benefit more effectively from directors’, particularly non-management directors’, experience and knowledge of our company; while helping us attract and retain highly qualified individuals willing to commit the time and dedication necessary to understand our company, its operations and its competitive environment. The structure also safeguards the Company from third-party takeover attempts, as it will require a longer period to change majority control of the Board. A classified board remains accountable to the Company’s stockholders as directors continue to have a fiduciary responsibility to the stockholders.
Of the three Class I directors, Mr. Herhalt is willing and able to stand for election at the Annual Meeting. Mr. Walter Robb will not stand for re-election solely due to personal health and medical reasons. Mr. Brendan Kennedy will also not stand for re-election. The Board may designate a substitute nominee or, alternatively, reduce the number of directors to be elected. If a substitute nominee is selected, the persons named as proxies will vote for that substitute nominee. Any vacancies not filled at the Annual Meeting may be filled by the Board.
Class I Director Nominee for Election for a Three-Year Term Expiring at the 2025 Annual Meeting
The biography of the Class I director nominee is listed below and contains information regarding the person’s service as a director, business experience, public company director positions currently held or held at any time during the last five years, information regarding involvement in certain legal or administrative proceedings (if applicable), and the experiences, qualifications, attributes or skills that caused the Nominating Committee and the Board to determine that the person should serve as a director in light of our business and structure. The Class I director nominee listed below exemplifies how our Board values professional experience in business, education, policy and governmental fields as well as strong moral character and diversity in terms of viewpoint as well as age, ethnicity and gender. Our Board believes that his strong background and sets of skills provide the Board, as a whole, with a strong foundation of technical expertise and a wealth of diverse experience in a wide variety of areas.
8

John M. Herhalt	Independent Director

Director Since: May 2021 Age: 65 Committees: Chair of the Audit Committee	Other Public Company Boards: Mr. Herhalt is not a director of any other public company board.
Executive Highlights:

John M. Herhalt is a FCPA (FCA) and a retired partner from KPMG and has over 43 years of experience. He has worked across several industry sectors including automotive manufacturing, consumer products, infrastructure, power and utilities, and the public sector. During his time with KPMG, Mr. Herhalt served as Canada’s national advisory leader, national public sector leader, and KPMG International’s global head of infrastructure, government, and health care sectors providing subject matter advice and support to various KPMG member firms and their clients on a variety of projects in the Americas, Europe, Middle East, and Asia. After retiring from KPMG, Mr. Herhalt has continued to provide management consulting services on a part-time basis and serves as a director on several boards.

Select Skills and Qualifications:

Extensive accounting, financial, governance, risk management and information systems audits, and global business experience.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE ELECTION OF THE NOMINEE FOR DIRECTOR.
9

Overview of Board Skills and Qualifications
The following table highlights our current director’s primary qualifications and tenure. This table is intended as a high-level summary and not an exhaustive list of each director’s skills or contributions to the Board.
	Irwin D. Simon	Renah Persofsky	Jodi Butts	David Clanachan	John M. Herhalt	David Hopkinson	Brendan Kennedy	Tom Looney	Walter Robb
Knowledge, Skills & Experience
Accounting / Financial Reporting				X	X
Business Operations	X	X	X	X		X	X		X
Corporate Governance	X	X	X	X	X	X			X
Environmental / Social /Governance			X						X
Financial Literacy / Expertise	X	X		X	X				X
Government / Regulatory	X		X		X
Human Capital Management				X
Independence		X	X	X	X	X		X	X
Consumer Packaged Goods	X							X	X
International Business	X					X
Investor Relations Management	X
Mergers & Acquisitions	X	X		X	X		X
Public Company Executive Experience	X	X	X	X	X	X	X		X
Recent Public Company Board Experience	X	X	X	X		X			X
Risk Management	X		X	X	X			X	X
Technology / Cybersecurity		X		X	X
Board Tenure
Years	1	1	1	1	1	1	4	1	1
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Class I, Class II and Class III Directors Continuing in Office Until the 2022, 2023 and 2024 Annual Meeting, Respectively
Irwin D. Simon	Chairman, President, and Chief Executive Officer

Director Since: May 2021 Age: 64 Committees: None	Other Public Company Boards: Mr. Simon is currently a director of Stagwell Inc. and Whole Earth Brands, Inc.
Executive Highlights:

Irwin D. Simon is Chairman, President and Chief Executive officer at Tilray, Inc. An executive with over 30 years of experience building industry-leading, disruptive consumer packaged goods companies from organic and natural foods, dietary supplements, personal care, and cannabis. Before Tilray, Mr. Simon transformed Aphria Inc. into a profitable global cannabis company with leading market share brands. Mr. Simon founded The Hain Celestial Group, Inc. (NASDAQ: HAIN), a leading organic and natural products company, in 1993. As Founder, President, Chief Executive Officer, and Chairman, he led Hain Celestial for more than 25 years and grew the business to $3 billion in net sales with operations in North America, Europe, Asia, and the Middle East, providing consumers with A Healthier Way of Life™. He is also the Executive Chairman of Whole Earth Brands, Inc. (NASDAQ: FREE), a global industry-leading platform focused on the “better for you” consumer packaged goods and ingredients space, and Presiding Director at Stagwell Inc. (formerly known as MDC Partners Inc.), a provider of marketing, activation and communications solutions and services.

Mr. Simon serves on the board of directors at Tulane University and the Board of Trustees at Poly Prep Country Day School. A true entrepreneur, Mr. Simon is also the majority owner of the Cape Breton Eagles, a Quebec Major Junior Hockey League team, and co-owner of St. John’s Edge of the National Basketball League of Canada.

Select Skills and Qualifications:

Executive and public company board leadership, entrepreneurship, extensive global consumer-packaged goods business and brand development experience, as well as in-depth knowledge of our industry.
Jodi Butts	Independent Director

Director Since: May 2021 Age: 50 Committees: Nominating & Governance Committee Member	Other Public Company Boards: Ms. Butts is currently a director of Canada Goose Holdings Inc.
Executive Highlights:

Jodi L.H. Butts is a lawyer, entrepreneur, and seasoned executive with a strong track record in driving positive change and growth within leading organizations. Ms. Butts is a senior governance consultant at Watson Advisors Inc. With more than 20 years of experience in governance and law, boards and leadership teams value the extensive practical know-how she brings to the table. Ms. Butts currently serves as an independent director of Canada Goose Inc. and chairs its Nominations & Governance Committee and is the chair of The Walrus Foundation Board of Directors. She also holds advisory roles including with Bayshore Home Healthcare and the Canadian Centre for the Purpose of the Corporation. Ms. Butts holds a Bachelor of Laws from the University of Toronto where she also received her master’s degree in Canadian history.

Select Skills and Qualifications:

Executive and public company board experience, entrepreneurship, operations and extensive corporate governance experience.
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David Clanachan	Independent Director

Director Since: May 2021 Age: 60 Committees: Audit Committee Member	Other Public Company Boards: Mr. Clanachan is not a director of any other public company board.
Executive Highlights:

David F. Clanachan is Commissioner of the Canadian Premier League, a post he has held since 2018. Mr. Clanachan was also the Chairman of Restaurant Brands International, Canada until 2018. He was named President and Chief Operating Officer of Tim Hortons in 2014, and had more than 35 years with the brand. Mr. Clanachan holds a Bachelor of Commerce degree from the University of Windsor. Mr. Clanachan brings to the Board significant experience in consumer products and services, as well as financial, international growth, and general management experience.

Select Skills and Qualifications:

Extensive consumer products and services, financial, international growth, and general management experience.
David Hopkinson	Independent Director

Director Since: May 2021 Age: 51 Committees: Nominating and Governance Committee & Compensation Committee	Other Public Company Boards: Mr. Hopkinson is not a director of any other public company board.
Executive Highlights:

An accomplished executive with more than 25 years of diverse sports industry experience, Mr. Hopkinson is currently President and Chief Operating Officer of Madison Square Garden Sports and President of Team Business Operations for MSG’s portfolio of teams which include the New York Knicks (NBA), New York Rangers (NHL) and esports businesses Counter Logic Gaming and Knicks Gaming. Prior to joining MSG Sports, David served as Global Head of Partnerships for Real Madrid Club de Futbol in Madrid, Spain from 2018 to 2020. Mr. Hopkinson spent over 20 years with Maple Leaf Sports and Entertainment (MLSE) in Toronto, Canada and in his last role with MLSE, he served as Chief Commercial Officer, responsible for all revenue generation across MLSE’s teams; the Toronto Maple Leafs (NHL), Toronto Raptors (NBA) and Toronto FC (MLS). David has served on the Chancellor’s Advisory Committee at McGill University in Montreal, Canada as well as the Board of Directors of Canada Basketball and Board of Directors of Canada’s Walk of Fame. In 2013, he was awarded the Queen Elizabeth II Diamond Jubilee Medal in recognition of his Service to Canada.

Select Skills and Qualifications:

Extensive operational, management and revenue generation experience.
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Thomas Looney	Independent Director

Director Since: May 2021 Age: 59 Committees: Audit Committee & Compensation Committee	Other Public Company Boards: Mr. Looney is not a director of any other public company board.
Executive Highlights:

Tom Looney is the former President of Diageo US Spirits & Canada. In this position Mr. Looney maintained full responsibility for the growth and development of the company’s spirits business in the United States & Canada including brands such as Smirnoff, Crown Royal, Baileys, Johnnie Walker, Captain Morgan, and Ketel One. Mr. Looney was also a member of Diageo’s North American Executive Team. Previously, Mr. Looney held the position of President, Diageo Beer Company overseeing US sales, finance, marketing, and innovation teams.

Select Skills and Qualifications:

Extensive innovation, sales, finance and marketing experience.
Renah Persofsky	Independent Director

Director Since: May 2021 Age: 64 Committees: Vice-Chair (Lead Director) and Chair of the Nominating and Governance Committee, Independent Director	Other Public Company Boards: Ms. Persofsky is currently a director of Hydrofarm Holdings Group, Inc., Alkemy and Greenlane Holdings, Inc.
Executive Highlights:

Renah Persofsky has over 40 years of business experience. She presently serves as the Board Chair for BookJane, an innovative technology platform that enhances the opportunity of the gig economy in the healthcare space, and as the executive Chair of Green Gruff, a dog wellness company that produces organic and sustainable dog supplements. Renah also serves on the board of Hydrofarm Holdings Group, Inc. America’s oldest and largest independent wholesaler and manufacturer of hydroponics equipment and grow lights. Recently, Renah was appointed to the board of Alkemy, the world’s first plastic mining company. She has been an executive consultant to many iconic Canadian brands including Tim Hortons, Canadian Tire, CIBC, Canada Post and Interac, and was an executive officer of the Bank of Montreal. Ms. Persofsky is a global leader in e-commerce and has co-chaired the Canadian Minister’s Advisory Committee on Electronic Commerce, as well as served as a special advisor to the Minister of Foreign Affairs and Trade.

Select Skills and Qualifications:

Public company board experience, extensive governance and management experience.
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Walter Robb	Independent Director

Director Since: May 2021 Age: 68 Committees: Chair of the Compensation Committee & Audit Committee Member, Independent Director	Other Public Company Boards: Mr. Robb is not a director of any other public company board.
Executive Highlights:

Walter Robb is the former Co-Chief Executive Officer of Whole Foods Market and brings to Tilray a long and varied entrepreneurial history ranging from natural food retailer to farmer to consultant. Mr. Robb joined Whole Foods Market in 1991 and in 2010 was named co-Chief Executive Officer, at which time he joined the Whole Foods Market board of directors. He is a passionate advocate for greater food access in underserved communities and founded the Whole Kids Foundation during his tenure as Co-CEO. In 2017, Mr. Robb transitioned his leadership focus to mentoring and supporting the next generation of entrepreneurs through the creation of Stonewall Robb Advisors. Mr. Robb is an Executive in Residence at S2G Ventures and serves on the Board of Directors for Union Square Hospitality Group, The Container Store, FoodMaven, Hungry, HeatGenie and Apeel Sciences.

Mr. Robb will not stand for re-election solely due to personal health and medical reasons.

Select Skills and Qualifications:

Executive and public company board experience, and extensive entrepreneurship, management and governance experience.
Brendan Kennedy

Director Since: January 2018 Age: 50 Committees: N/A	Other Public Company Boards: Mr. Kennedy is not a director of any other public company board.
Executive Highlights:

Brendan Kennedy is the former CEO and Founder of Tilray Brands, Inc. Mr. Kennedy brings over 11 years of pioneering experience building industry-leading companies at the forefront of the global cannabis industry. He is also the co-founder of Privateer Holdings. Before his transformative role in the cannabis industry, Mr. Kennedy was a member of the founding team at SVB Analytics, a non-bank affiliate of Silicon Valley Bank, where he managed an international team that rendered valuation opinions for emerging growth technology, life science, and venture capital companies. He holds a B.A. from the University of California, Berkeley; an M.S. from the University of Washington; and an M.B.A. from the Yale School of Management.

Mr. Kennedy will not stand for re-election.

Select Skills and Qualifications:

Executive and public company board leadership, entrepreneurship, global business, technology, product innovation and business development experience, as well as in-depth knowledge of our industry, through service as our Founder and former Chief Executive Officer and Chairman.

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INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE
Overview
To guide the operation and direction of the Board and its committees, our Board has established charters for its standing committees and our Code of Conduct to reflect our commitment to good corporate governance and to comply with Delaware law, the rules and listing standards of the Nasdaq, the rules and regulations of the SEC and other legal requirements. These materials are available on our website – https://ir.tilray.com/corporate-governance/governance-overview.
These materials are also available in print free of charge to stockholders, upon written request to Tilray Brands, Inc., Investor Relations, 245 Talbot Street West, Leamington, Ontario N8H 4H3, Canada. Our Board believes that good corporate governance is fundamental to the overall success of our business. To that end, our Board evaluates our corporate governance practices in light of applicable changes in Delaware law, the rules and listing standards of the Nasdaq, the rules and regulations of the SEC, and the rules and regulations under the Internal Revenue Code of 1986, as amended (the “Code”), as well as best practices suggested by recognized governance authorities, and makes modifications to our corporate governance practices that it determines are warranted.
Board Diversity
The Board Diversity Matrix below provides the diversity statistics for our Board. The Nominating and Corporate Governance Committee is committed to enhancing the Board’s diversity profile at such time as it evaluates any newly nominated directors.
Board Diversity Matrix (As of September 19, 2022)
Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	7
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	2	7
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background
Independence of The Board of Directors
As required under the Nasdaq listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent”, as affirmatively determined by the board of directors. Our Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent”, including those set forth in the applicable Nasdaq listing standards (including as independent is currently defined in Rule 4505(d)(2) of those listing standards).
Consistent with these considerations, after review of all identified relevant transactions or relationships between each director, or any of his or her family members, and Company, its senior managements and its independent registered public accounting firm, our Board has determined that each of Ms. Renah Persofsky, Ms. Jodi Butts, Mr. David Clanachan, Mr. John M. Herhalt, Mr. David Hopkinson, Mr. Tom Looney and Mr. Walter Robb is independent under the listing rules of the Nasdaq Global Select Market.
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Our Board has also determined that Mr. Simon and Mr. Kennedy are not independent under the listing rules of the Nasdaq Global Select Market.
Board Leadership Structure
Our Board is currently chaired by our President and Chief Executive Officer, Mr. Simon.
The Company believes that combining the positions of Chief Executive Officer and Board Chair helps to ensure that the Board and management act with a common purpose. In the Company’s view, separating the positions of Chief Executive Officer and Board Chair has the potential to give rise to divided leadership, which could interfere with good decision-making or weaken the Company’s ability to develop and implement strategy. Instead, the Company believes that combining the positions of Chief Executive Officer and Board Chair provides a single, clear chain of command to execute the Company’s strategic initiatives and business plans. In addition, the Company believes that a combined Chief Executive Officer/Board Chair is better positioned to act as a bridge between management and the Board, facilitating the regular flow of information. The Company also believes that it is advantageous to have a Board Chair with an extensive history with and knowledge of the Company (as is the case with the Company’s Chief Executive Officer) as compared to a relatively less informed independent Board Chair. In addition, the Board believes that it is best served by having a separate independent director (currently Ms. Persofsky) serve as the Company’s Vice Chair to facilitate strong communication and coordination between management and the independent members of the Board.
Role of the Board in Risk Oversight
One of the Board’s key functions is informed oversight of the Company’s risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
With respect to cybersecurity risk oversight, our Board and our Audit Committee receive periodic reports from the appropriate managers on the primary cybersecurity risks facing the Company and the measures the Company is taking to mitigate such risks. In addition to these periodic reports, our Board and our Audit Committee receive updates from management as to changes to the Company’s cybersecurity risk profile or significant newly identified risks.
Director Independence
Nasdaq listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of our Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board conducts an annual assessment of the independence of each member of our Board, taking into consideration all relationships between the Company and/or our officers, on the one hand, and each director on the other, including the director’s commercial, economic, charitable and family relationships, and such other criteria as our Board may determine from time to time.
Our Board has determined that each of Renah Persofsky, Jodi Butts, David Clanachan, John Herhalt, David Hopkinson, Tom Looney, and Walter Robb qualifies as “independent” as defined under the applicable Nasdaq rules.
The Board monitors its compliance with Nasdaq requirements for director independence on an ongoing basis, including through an annual review of director questionnaires and consideration of transactions and relationships between each director or any member of his or her immediate family and the Company as well as other relevant
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facts and circumstances. The Board and the Nominating and Corporate Governance Committee considered the directors’ responses to a questionnaire asking about their relationships with the Company (and their immediate family members’ relationships with the Company) and other potential conflicts of interest, as well as material provided by management related to transactions, relationships or arrangements between the Company and the directors or parties related to the directors.
Communications with the Board
Stockholders and other interested parties who wish to communicate directly with any member of our Board, or our non-management directors as a group, may do so by writing to the Board or Non-Management Directors. Historically, the Company has not provided a formal process related to stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. The Company believes its responsiveness to stockholder communications to the Board has been very good. The Board has authorized the office of our Legal Department to collect the information and investigate the matter as appropriate based on the nature of the matter. The Legal Department is required to promptly forward a copy of each complaint to the Audit Committee. Pursuant to the Code of Conduct, the Legal Department also has the ability to bring the complaint to the attention of the Company’s full Board, Chief Executive Officer, Chief Financial Officer or any other party that the Legal Department deems necessary or appropriate. The Legal Department has the ability to investigate any such complaints and can hire outside advisors such as lawyers, accountants and auditors to conduct procedures under the direction of the Audit Committee.
The Board values the input of the stockholders who engaged with us on these important matters, and believes that the changes enhance stockholder rights, provide increased accountability of the Company and our Board to our stockholders, and give us an opportunity to further demonstrate our values and commitment to advancing diversity, equity and inclusion.
Related Party Transactions
The following is a summary of transactions for the fiscal year ended May 31, 2022 in which Tilray was a participant, in which:
•	the amount involved, exceeded or will exceed $120,000; and
•
any directors, executive officers or holders of more than 5% of capital stock of Tilray, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Docklight LLC (“Docklight”) royalty and management services
The Company previously paid Docklight a royalty fee pursuant to a brand licensing agreement that provided the Company with exclusive rights in Canada for the use of certain adult-use brands up until the Company returned the brand to Docklight. Brendan Kennedy owns equity interests in Docklight LLC and is also a Director of the Company. Docklight terminated the underlying brand licensing agreement by notice dated February 9, 2022. The parties are currently engaged in litigation in relation to this license agreement, as described in more detail in our annual report on Form 10-K for the fiscal year ended May 31, 2022.
Related-Person Transactions Policy
In July 2018, Tilray adopted a formal written policy that Tilray’s executive officers, directors, key employees, holders of more than 5% of any class of Tilray’s voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a related-party transaction with Tilray without the prior consent of Tilray’s Audit Committee, or other independent body of Tilray’s Board in the event it is inappropriate for Tilray’s Audit Committee to review such transaction due to a conflict of interest. Any request for Tilray to enter into a transaction with an executive officer, director, principal stockholder or any of their immediate family members or affiliates in which the amount involved exceeds $120,000 will be required to first be presented to Tilray’s Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, Tilray’s Audit Committee will consider the relevant facts and circumstances available and deemed relevant to Tilray’s Audit Committee, including, but not limited to, whether the transaction will be on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related-party’s interest in the transaction.
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Code of Conduct
We maintain a Code of Conduct, which has been approved by our Board, to ensure that our directors, employees and officers, including our Chief Executive Officer and Chief Financial Officer, understand the basic principles that govern our corporate conduct. The Code of Conduct is available on our website - https://ir.tilray.com/corporate-governance/governance-overview.
A stockholder may request a copy of the Code of Conduct by contacting our Corporate Secretary at 245 Talbot Street West, Leamington, Ontario N8H 4H3, Canada.
Any waivers or substantive amendments of the Code of Conduct will be publicly disclosed.
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MEETINGS AND BOARD COMMITTEES
Board Meetings and Director Attendance
The Board met 10 times in the 12-months ended May 31, 2022. In 2021, each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of our Board (held during the period for which he or she has been a director) and (2) the total number of meetings of all committees of our Board on which the director served (during the periods that he or she served).
Directors are expected to prepare for and use reasonable efforts to participate in all Board meetings and meetings of the committees on which they serve. The Board and each committee will meet as frequently as necessary to properly discharge their responsibilities, provided that the full Board will meet at least four times per year. In addition, directors are expected to use reasonable efforts to attend the Annual Meeting of Stockholders.
In addition, non-employee directors frequently meet in executive sessions without management in conjunction with each regularly scheduled Board meeting. The Company’s Vice Chair has the primary responsibility to preside over these sessions of the Board. The current Vice Chair is Renah Persofsky.
Committees of the Board
Our Board currently has standing Audit, Compensation and Nominating and Corporate Governance Committees. All of the members of these committee meet the applicable independence requirements of the Nasdaq and the SEC. Our Board has the ability to establish special committees, if necessary.
Each of our standing committees is governed by a written charter, which is subject to annual review by each respective committee and approval by the Board. Committee charters are available on our website https://ir.tilray.com/corporate-governance/governance-overview.
Board Committee Membership
As of May 31, 2022, our committee membership was as follows:
Name	Audit Committee	Compensation Committee	Nominating and Governance Committee
Irwin D. Simon ♦
Jodi Butts			*
David Clanachan	*
John M. Herhalt	+
David Hopkinson		*	*
Brendan Kennedy
Tom Looney	*	*
Renah Persofsky++			+
Walter Robb	*	+
*	Committee Member
+	Committee Chair
++	Lead Director
♦	Chairman of the Board
Audit Committee
Our Audit Committee met 5 times in the 12-months ended May 31, 2022. Our Audit Committee currently consists of Messrs. Clanachan, Herhalt, Looney and Robb, with Mr. Herhalt serving as the Chair. Our Board has determined each member of our Audit Committee to be independent under the listing standards and Rule 10A-3(b)(1) of the Exchange Act. The chairperson of our Audit Committee is Mr. Herhalt. Our Board has determined that each of John Herhalt and Walter Robb is an “Audit Committee financial expert” within the meaning of SEC regulations. Our Board has also determined that each member of our Audit Committee has the requisite
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financial expertise required under the applicable requirements of Nasdaq. In arriving at this determination, the Board has examined each Audit Committee member’s scope of experience and the nature of their current and prior employment. The Board has adopted a written Audit Committee charter that is available to stockholders on the Company’s website at https://ir.tilray.com/.
The primary purpose of the Audit Committee is to discharge the responsibilities of our Board with respect to our accounting, financial and other reporting and internal control practices and to oversee our independent registered accounting firm. Specific responsibilities of our Audit Committee include:
•	selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
•	helping to ensure the independence and performance of the independent registered public accounting firm;
•
discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and the independent accountants, our interim and year-end operating results;

•	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•	reviewing our policies on financial risk assessment and risk management;
•	reviewing related-party transactions;
•
obtaining and reviewing a report by the independent registered public accounting firm, at least annually, that describes their internal quality-control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law; and

•	approving (or, as permitted, pre-approving) all audit and all permissible non-audit service to be performed by the independent registered public accounting firm.
The Audit Committee Report can be found on page 50 of this Proxy Statement.
Compensation Committee
Our Compensation Committee met 5 times in the 12-months ended May 31, 2022. Our Compensation Committee is comprised of Messrs. Hopkinson, Looney and Robb, with Mr. Robb, serving as chair. We have affirmatively determined that each member of the Compensation Committee qualifies as independent under Nasdaq rules, including the additional independence standards for members of a Compensation Committee, and that each qualifies as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Code.
The Board has adopted a written Compensation Committee charter that is available to stockholders on the Company’s website at https://ir.tilray.com/.
The primary purpose of our Compensation Committee is to discharge the responsibilities of our Board to oversee our compensation policies, plans and programs and to review and determine the level of compensation to be paid to our executive officers and other senior management, as appropriate. Specific responsibilities of our Compensation Committee include:
•	reviewing and approving, or recommending to our Board for approval the compensation of our executive officers;
•	reviewing and approving, or recommending to our Board for approval the terms of compensatory arrangements with our executive officers;
•	administering our stock and equity incentive plans;
•	selecting compensation advisors and assessing whether there are any conflicts of interest with any of the committee’s compensation advisors;
•
reviewing and approving, or recommending to our Board for approval of the incentive compensation and equity plans, severance agreements, change-of-control protections and any other compensatory arrangements for our executive officers and other senior management, as appropriate;

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•	reviewing and establishing general policies relating to compensation and benefits of our employees; and
•	reviewing our overall compensation philosophy.
Compensation Committee Process and Procedures
Typically, the Compensation Committee meets at least semiannually and with greater frequency if necessary and appropriate. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with management.
From time to time, various members of management and other employees as well as external advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in-camera, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation advisors and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties.
The Compensation Committee has direct responsibility for the oversight of the work of external advisors engaged for the purpose of advising the Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, external compensation advisors to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, an external compensation advisor, legal counsel or other advisor to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.
Pursuant to its charter, the Compensation Committee has sole authority to retain or obtain advice from any compensation consultant, legal counsel or other advisor, as the Compensation Committee deems appropriate to assist the Committee in the performance of its duties, including the sole authority to approve the compensation and other terms and conditions of retention.
The Compensation Committee Report can be found on page 37 of this Proxy Statement.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee met 3 times in the 12-months ended May 31, 2022. Our Nominating and Corporate Governance Committee is comprised of Ms. Butts, Ms. Persofsky and Mr. Hopkinson, with Ms. Persofsky serving as Chair. We have affirmatively determined that each member of the Nominating and Corporate Governance Committee qualifies as independent under Nasdaq rules. The Board has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders on the Company’s website at https://ir.tilray.com/.
Specific responsibilities of our Nominating and Corporate Governance Committee include:
•	reviewing and recommending to our Board for approval the compensation of our directors;
•	reviewing periodically and evaluating director performance on our Board and its applicable committees and recommending to our Board and management areas for improvement;
•	interviewing, evaluating, nominating and recommending individuals for membership on our Board;
•	reviewing developments in corporate governance practices;
•	overseeing and reviewing our processes and procedures to provide information to our Board and its committees;
•	reviewing and recommending to our Board any amendments to our corporate governance policies; and
•	reviewing and assessing, at least annually, the performance of the Nominating and Corporate Governance Committee and the adequacy of its charter.
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The Board believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. However, the Board retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity, age, skills and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.
In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee, if it deems appropriate, will use a professional search firm to compile a list of potential candidates. The Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board.
The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: 245 Talbot Street West, Leamington, Ontario N8H 4H3, Canada. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of the Company’s stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.
Compensation Committee Interlocks and Insider Participation
There were no Compensation Committee interlocks in respect of the fiscal year ended May 31, 2022.
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DIRECTOR COMPENSATION
NON-EMPLOYEE DIRECTOR COMPENSATION POLICY
Our non-employee directors are entitled to receive compensation for their service consisting of annual cash retainers and equity awards, as described below. Our Board may revise the policy as it deems necessary or appropriate.
Cash Compensation. All non-employee directors are entitled to receive the following annual cash compensation:
Board of Directors	$120,000
Chair of committee:
Audit	$20,000
Compensation	$20,000
Nominating and Corporate Governance	$20,000
Lead Independent Director:	$90,000
Equity Compensation. On June 21, 2021, all non-employee directors were granted a one-time equity award equal to $200,000 in RSUs in connection with their initial election or appointment to the Board as a non-employee director, subject to three (3) year equal and ratable vesting, assuming continued Board service for such period. On an annual basis, each director is granted an annual RSU grant for Class 2 Common Stock with a total value of $200,000, subject to 100% “cliff” vesting on the earlier of the (i) one (1) year anniversary of such grant date or (ii) next annual stockholder meeting, assuming continued Board service for such period. The Fiscal Year 2022 annual award was granted to each non-employee director on June 21, 2021.
DIRECTOR COMPENSATION FOR FISCAL YEAR 2022
The following table sets forth information regarding compensation earned by or paid to our non-employee directors during 2022.
Name	Fees Earned or Paid in Cash ($)	Fees for Services on Special Litigation Committee ($)(3)	Stock Awards ($)(2)	Total ($)
Jodi Butts(1)	120,000	50,000	400,000	570,000
David F. Clanachan(1)	120,000	—	400,000	520,000
John M. Herhalt(1)	140,000	50,000	400,000	590,000
David Hopkinson	120,000	—	400,000	520,000
Brendan Kennedy	120,000	—	400,000	520,000
Thomas Looney	120,000	—	400,000	520,000
Renah Persofsky(1)	230,000	75,000	400,000	705,000
Walter Robb	140,000	—	400,000	540,000
(1)	The amounts shown are converted into USD with an exchange rate of $0.7899 (USD) to $1.0000 (CAD).
(2)	This includes both the initial and annual equity grants.
(3)
Each of Ms. Butts, Mr. Herhalt and Ms. Persofsky (Chair) received an additional one-time fee for their FY 2022 services on the Company’s Special Litigation Committee (the “SLC”) in connection with the derivative litigation matter captioned in re Tilray Brands, Inc. Reorganization. The SLC findings resulted in a preliminary settlement in which the defendants are expected to pay $26.9 million to Tilray.

Name	Number of shares Subject to Outstanding Options as of May 31, 2022	Number of shares Underlying RSUs as of May 31, 2022
Jodi Butts	—	56,306
David F. Clanachan	—	23,030
John M. Herhalt	—	68,219
David Hopkinson	—	65,781
Brendan Kennedy	2,762,954	23,030
Thomas Looney	—	68,219
Renah Persofsky	30,710	82,558
Walter Robb	—	65,781
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CERTAIN BENEFICIAL OWNERSHIP MATTERS
Security Ownership of Principal Stockholders
The following table sets forth information with respect to the beneficial ownership of our capital stock as of September 19, 2022, by:
•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;
•	each of our named executive officers;
•	each of our directors; and
•	all of our executive officers and directors as a group.
The percentage of shares beneficially owned shown in the table is based on shares of Common Stock outstanding as of September 19, 2022. Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including stock options or warrants that are exercisable within 60 days of September 19, 2022 or restricted stock units that will vest within 60 days of September 19, 2022. Our shares of Common Stock issuable pursuant to stock options, warrants or restricted stock units are deemed outstanding for computing the percentage of the person holding such options and the percentage of any group of which the person is a member but are not deemed outstanding for computing the percentage of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown that they beneficially own, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Section 13(d) and 13(g) of the Securities Act.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Tilray Brands, Inc., 245 Talbot Street West, Leamington, Ontario N8H 4H3, Canada.
	Common Stock Beneficially Owned
Name of Beneficial Owner	Number	Percent
Greater than 5% stockholders:	N/A	N/A
Directors and Named Executive Officers:
Irwin D. Simon(1)	1,777,126	*
Renah Persofsky(2)	114,431	*
Jodi Butts(3)	41,816	*
David Clanachan	8,540	*
John M. Herhalt(4)	56,779	*
David Hopkinson(5)	46,065	*
Brendan Kennedy(6)	10,272,090	1.93%
Tom Looney(7)	67,356	*
Walter Robb(8)	58,065	*
Carl Merton(9)	302,160	*
Denise Faltischek(10)	359,397	*
James Meiers(11)	386,954	*
Mitchell Gendel(12)	25,929	*
All current executive officers and directors as a group (13 individuals)(13)	13,516,708	2.54%
*	Represents less than one percent of the outstanding Common Stock.
(1)	Represents (a) 915,239 shares of Common Stock held directly by Mr. Simon and (b) 861,887 shares underlying options to purchase shares of Common Stock held directly by Mr. Simon.
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(2)
Represents (a) 24,193 shares of Common Stock held directly by Ms. Persofsky, (b) 30,710 shares underlying options to purchase shares of Common Stock held directly by Ms. Persofsky that have fully vested, and (c) 59,528 restricted (deferred) stock units that have fully vested, which will convert into an equivalent number of shares of Common Stock when Ms. Persofsky ceases to serve as a director of the Company.

(3)
Represents (a) 8,540 shares of Common Stock held directly by Ms. Butts, and (b) 33,276 restricted (deferred) stock units that have fully vested, which will convert into an equivalent number of shares of Common Stock when Ms. Butts ceases to serve as a director of the Company.

(4)
Represents (a) 11,590 shares of Common Stock held directly by Mr. Herhalt, and (b) 45,189 restricted (deferred) stock units that have fully vested, which will convert into an equivalent number of shares of Common Stock when Mr. Herhalt ceases to serve as a director of the Company.

(5)
Represents (a) 3,314 shares of Common Stock held directly by Mr. Hopkinson and (b) 42,751 restricted (deferred) stock units that have fully vested, which will convert into an equivalent number of shares of Common Stock when Mr. Hopkinson ceases to serve as a director of the Company.

(6)
Represents (a) 7,274,196 shares of Common Stock held directly by Mr. Kennedy, (b) 2,762,954 shares of Common Stock that are issuable upon the exercise of options held directly by Mr. Kennedy and (c) 234,940 shares of Common Stock held directly by a limited liability company, of which Mr. Kennedy is the sole member and has sole voting and investment power decisions as it relates to such limited liability company.

(7)
Represents (a) 22,167 shares of Common Stock held directly by Mr. Looney, and (b) 45,189 restricted (deferred) stock units that have fully vested, which will convert into an equivalent number of shares of Common Stock when Mr. Looney ceases to serve as a director of the Company.

(8)
Represents (a) 15,314 shares of Common Stock held directly by Mr. Robb and (b) 42,751 restricted (deferred) stock units that have fully vested, which will convert into an equivalent number of shares of Common Stock when Mr. Robb ceases to serve as a director of the Company.

(9)
Represents (a) 258,429 shares of Common Stock held directly by Mr. Merton, (b) 20,750 shares of Common Stock issuable pursuant to restricted stock units held directly by Mr. Merton that have fully vested and (c) 18,260 restricted (deferred) stock units that have fully vested, which will convert into an equivalent number of shares of Common Stock when Mr. Merton ceases to serve as an officer of the Company.

(10)
Represents (a) 110,397 shares of Common Stock held directly by Ms. Faltischek and (b) 249,000 shares of Common Stock that are issuable upon the exercise of options held directly by Ms. Faltischek that have fully vested.

(11)	Represents (a) 137,954 shares of Common Stock held directly by Mr. Meiers and (b) 249,000 shares of Common Stock issuable upon the exercise of options held directly by Mr. Meiers.
(12)	Represents 25,929 shares of Common Stock held directly by Mr. Gendel.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and persons beneficially holding more than 10% of our Common Stock to file with the SEC reports of their ownership of our Common Stock and any changes in that ownership. To our knowledge, all of these filing requirements were timely satisfied in Fiscal Year 2022. In making this statement, we have relied upon the written representations of our directors and executive officers and copies of reports that have been filed with the SEC.
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COMPENSATION DISCUSSION & ANALYSIS
This compensation discussion and analysis (“CD&A”) describes our executive compensation philosophy and objectives and the decisions of the Compensation Committee from June 1, 2021 through May 31, 2022 (the “Fiscal Year 2022”). The purpose of the CD&A is to provide stockholders with an understanding of the Company’s compensation philosophy and objective as well as an overview of the analysis that the Compensation Committee performed in setting Tilray’s executive compensation.
Identification of Named Executive Officers
Our named executive officers (“NEOs”), consist of all persons who served as (i) our Chief Executive Officer or Chief Financial Officer during Fiscal Year 2022; and (ii) the next three most highly compensated executive officers who were serving as of May 31, 2022:
Tilray Named Executive Officers as of May 31, 2022
Name	Position	Age
Irwin Simon	President, Chief Executive Officer and Chairman of the Board (“CEO”)	64
Carl Merton	Chief Financial Officer	53
Denise Faltischek	Head of International and Chief Strategy Officer	49
James Meiers	Senior Vice President, U.S. Operations (Mr. Meiers’ title changed, effective September 15, 2022)	64
Mitchell Gendel	Global General Counsel and Corporate Secretary	57
Mr. Simon is Chairman, President and Chief Executive officer at Tilray, Inc. An executive with over 30 years of experience building industry-leading, disruptive consumer packaged goods companies from organic and natural foods, dietary supplements, personal care, and cannabis. Before Tilray, Mr. Simon transformed Aphria Inc. into a profitable global cannabis company with leading market share brands. Mr. Simon founded The Hain Celestial Group, Inc. (NASDAQ: HAIN), a leading organic and natural products company, in 1993. As Founder, President, Chief Executive Officer, and Chairman, he led Hain Celestial for more than 25 years and grew the business to $3 billion in net sales with operations in North America, Europe, Asia, and the Middle East, providing consumers with A Healthier Way of Life™. He is also the Executive Chairman of Whole Earth Brands, Inc. (NASDAQ: FREE), a global industry-leading platform focused on the “better for you” consumer packaged goods and ingredients space, and Presiding Director at Stagwell Inc. (formerly known as MDC Partners Inc.), a provider of marketing, activation and communications solutions and services.
Mr. Merton joined Tilray Brands in May 2021, and currently serves as Chief Financial Officer. Prior to joining Tilray Brands, Carl served as Chief Financial Officer of Aphria Inc., from December 2015 until April 2021, where he led in transforming the company into a global cannabis leader. Prior to serving as Aphria Inc’s Chief Financial Officer, Carl served as Vice-President, Special Projects at Atlas Tube Canada ULC and Chief Financial Officer of Reko International Group Inc., a publicly-held company.
Ms. Faltischek joined Tilray Brands in May 2021, and currently serves as Chief Strategy Officer and Head of International. Prior to joining Tilray Brands, Denise served as Chief Strategy Officer of Aphria Inc., from September 2019 until May 2021, where she led the Company’s global strategy and played a pivotal role in establishing Aphria as a global cannabis leader and oversaw the medical and international businesses. From July 2005 until August 2019, Ms. Faltischek served in numerous roles of increasing responsibility within The Hain Celestial Group, Inc. (NASDAQ: HAIN), a leading organic and natural products company with operations in North America, Europe, Asia and the Middle East. From April 2018 until August 2019, she served as Executive Vice President and Chief Strategy Officer, Corporate Secretary and prior to that as General Counsel from October 2009 until April 2018.
Mr. Gendel joined Tilray Brands in July 2021, as General Counsel and Corporate Secretary. Prior to joining Tilray Brands, Mitch served as General Counsel of Emerald Holding, Inc, from April 2020 until July 2021. At Emerald, he was responsible for all legal affairs including corporate governance, securities and compliance and litigation matters. Mitch also served as Chief Restructuring Officer of Steel Partners LLP, from November 2019 until June 2020. From 2004 through August 2019, Mitch was General Counsel of MDC Partners, Inc., a global, publicly-held advertising and communications company.
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Mr. Meiers joined Tilray Brands in May 2021, and currently serves as Senior Vice President, Operations, and was previously Aphria’s Head of Canada. Prior to joining Tilray Brands, Jim served as President of The Hain Celestial Group, Inc. from January 2005 until April 2021, where he held various executive roles including President Hain Celestial Personal Care, CEO Hain Pure Protein and Chief Supply Chain Officer of Hain Grocery & Snacks. Prior to that Jim held positions with H.J. Heinz and Kraft Food, publicly-held companies.
Engagement of Independent Compensation Consultant
In Fiscal Year 2022, the Compensation Committee consulted with a new independent compensation consultant, Semler Brossy Consulting Group (“Semler Brossy”). Semler Brossy provided advisory services to the Compensation Committee at the beginning of Fiscal Year 2021 through July 2021. Subsequent to July 2021, all analyses related to executive compensation for the Fiscal Year 2022 were conducted internally. Internal analyses included gathering and analyzing data and reviewing and advising on principal aspects of executive compensation. Base salaries, equity awards, and bonuses for executive officers were among the items reviewed based on market data previously provided by Semler Brossy. The Compensation Committee assessed the independence of Semler Brossy prior to its engagement and determined that its work for the Compensation Committee would not raise any conflict of interest. See “Role of Compensation Consultant” for additional detail regarding Semler Brossy’s role. Following the completion of its engagement in July 2021, Semler Brossy did not provide any additional services to the Compensation Committee.
Executive Compensation Program
The Compensation Committee of our Board has the primary responsibility for establishing our executive compensation philosophy and determining the specific components and levels of each NEO’s compensation. Our compensation program is designed to provide our NEOs with meaningful incentives and rewards, while effectively balancing the short-term and long-term interests of our stockholders with our ability to attract and retain talented executives. Our compensation approach is tied to our key strategic initiatives and anticipated growth and the current performance goals are set with the objectives of increasing our revenues and EBITDA; increasing our market share in applicable geographic regions; and advancing our product development, thereby, increasing stockholder value. Our executive compensation program is based on four guiding principles. We have created a compensation program that combines short-term and long-term components, cash, equity, fixed and performance-based contingent payments, in the proportions that we believe achieve these four guiding principles:
•	enhance stockholder value by aligning the financial interests of our NEOs with those of our stockholders;
•	enable us to attract, motivate and retain the people needed to support our long-term goal of being an industry leader;
•	integrate compensation closely with the achievement of our business and performance objectives; and
•	reward the individual performance that contributes to our short-term and long-term successes.
An important element of our compensation philosophy is to provide our NEOs with compensation packages that are competitive with the compensation offered to executives in comparable positions in cannabis, biotech/pharmaceuticals, and consumer-packaged goods companies of similar size and operating in similar geographies in order to attract dynamic and innovative executives to lead our strategic initiatives. As such, the Compensation Committee utilizes and relies significantly on a competitive market analysis when determining the size, components and mix of our NEOs’ compensation packages. The Company’s annual compensation package consists of the following principal components: (a) base salary, (b) eligibility for an annual cash incentive payment and (c) long-term equity incentive compensation.
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The Compensation Committee reviews and approves all compensation decisions relating to our executives, including our NEOs, and oversees and administers our executive compensation programs and initiatives. Our compensation program is designed to attract and retain talented employees, to motivate them to achieve our key financial, operational, and strategic goals, and to reward them for superior performance. Assuming we continue to meet our corporate, operational and research milestones, add to our senior management team, and progress toward commercialization of additional products, we expect that the overall philosophy and the specific direction, emphasis, and various components of our executive compensation program will evolve. The objectives of the compensation program included:
•	a program structure to attract, motivate and retain a highly qualified executive management team.
•
linking executive compensation to key corporate objectives, including near-term product development and business development goals, as well as to define individual management objectives established by the Compensation Committee;

•	compensate competitively with the practices of similarly staged and situated biopharmaceutical companies; and
•	create management incentives designed to enhance stockholder value.
Summary of Executive Compensation Philosophy and Objectives
What We Do		What We Don’t Do
✔	Pay for Performance – majority of compensation “at risk”	✘	Permit short sales by directors, officers or employees
✔	Reasonable post-employment and change in control provisions	✘	Allow hedging or pledging of Company stock
✔	Stock ownership guidelines	✘	Offer change in control tax gross-ups
✔	Use of Multiple Performance Metrics	✘	Permit repricing of underwater options without stockholder approval
✔	Clawback Policy for equity incentive awards in the event of restatement of financial results	✘	Offer unreasonable perquisites
		✘	No single trigger cash severance based solely on a change in control of the Company
Peer Group Composition
The Compensation Committee and Semler Brossy’s review and determination at the end of Fiscal Year 2021 of the applicable peer group appropriately balanced the following four relevant spectrums:
1.
Industry: Focus was given to companies in the cannabis industry as this best represents the main customer, labor and capital markets in which Tilray competes; however, given Tilray is larger than other cannabis companies, it was important to assess other industries as well.

•	Broader biotechnology / pharmaceuticals companies were included because they are similar to Tilray’s medical cannabis business in many respects.
•
Companies in the consumer-packaged goods industry were also considered due to Tilray’s consumer-product based business model, and in connection with the Business Combination, Tilray’s expansion of products and services in the brewery and distillery industry.

•
Because the Company’s operations span multiple industries, the Committee also believes that a consistent approach across the breadth of the Company’s operations with respect to features of our overall executive compensation structure is best achieved by reference to a group of general industry peers that is broader than the cannabis, biotechnology, and consumer-packaged goods industry peers.

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2.	Size: Company size is a strong indicator of organizational complexity and drives scope of accountability.
•
Given the anticipated growth of Tilray following the Business Combination and the cannabis sector overall, a wider financial lens was applied by Semler Brossy and revenue was the primary indicator of size. Total assets and market capitalization were used as secondary reference points.

3.	Operations: As Tilray is an established international operator in the cannabis industry, focus was given to companies that are based in North America and have international operations.
4.	Location: The regions or countries where Tilray competes for talent. Our approach proposes to focus the executive compensation analysis primarily to Canadian and U.S.-based companies.
•
Since Tilray is U.S.-based with Canadian and U.S.-sourced executives, the Canadian and U.S. markets are both relevant sources of data. Should other markets become relevant in the future, consideration will be given to including companies from those geographies in Tilray’s peer group.

It was important to the Compensation Committee that the peer group reflect high revenue growth companies.
In March 2021, the ultimate outcome of this peer group review was the creation of the following 18-company peer group for Fiscal Year 2021 for purposes of determining the compensation arrangements for Tilray’s senior executive officers:
Cannabis Companies Canopy Growth Corporation Curaleaf Holdings, Inc.	Cresco Labs, Inc. Green Thumb Industries, Inc.	GW Pharmaceuticals plc Trulieve Cannabis Corp.
Biotechnology/Pharmaceutical/Technology Companies Catalent, Inc. DocuSign, Inc.	Etsy, Inc. Incyte Corporation	Neurocrine Biosciences, Inc. Unity Software Inc.
Consumer Packaged Goods/Alcohol Companies Beyond Meat Constellation Brands, Inc.	Monster Beverage National Beverage	The Boston Beer Company, Inc. The Simply Good Food Co.
No changes were made to this peer group for purposes of Fiscal Year 2022 compensation. As the cannabis industry and our business evolves and matures, the Compensation Committee will continue to evaluate the appropriateness of each peer annually and make any necessary changes.
Elements of Compensation and Fiscal Year 2022 Compensation Determinations
Our executive compensation program has historically consisted of three principal components: base salary, annual cash incentive payments (together with base salary, “total cash compensation”), and long-term equity incentive compensation. The long-term equity incentive compensation has consisted primarily of restricted stock units, and historically stock options, which vest over time if the executive remains employed with the Company. We also provide our NEOs with certain other benefits including severance and change-of-control benefits, the ability to participate in our 401(k) plan and other employee benefit plans that are generally available to all other eligible employees.
In reviewing our senior executive compensation, the Compensation Committee considers data regarding the competitive market for senior executive talent. Relevant comparisons among executives at these companies are identified and are then compared to the comparable executive at Tilray.
The Compensation Committee does not evaluate total compensation amounts for any senior executive based on a specific benchmark or percentile positioning. Rather, the Compensation Committee considers the compensation levels from the competitive assessment as one factor in determining the total compensation amount for each senior executive. The assessment considered multiple reference points of relevant market data; and for Mr. Simon, the Committee considered the full range of market data from our industry and similarly sized peers. In addition to market data, the Compensation Committee considered numerous other factors when making pay decisions, including individual and Company performance, the scope of each individual’s responsibility and his or her length of time in the role.
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Key Components of Tilray Compensation Plan
Compensation Element	Primary Purpose		Performance Period		Details
Cash Compensation
Base Salary	•	Fixed annual compensation for ongoing services performed, executive tenure, and role	•	Ongoing	•	Provided in cash each pay period. Intended to be competitive in marketplace and to retain key employees
	•	Continuity
Annual Performance-based Bonus	•	Reinforce and drive short-term priorities and business results	•	1 year	•	Target award based on a percentage of salary; limited to 100% of base salary for senior executives (except for the CEO whose percentages range from 200% to 350% of salary)
	•	Recognize and reward corporate, and business, and individual performance			•	Incentivizes and rewards the achievement of predetermined corporate and business short-term objectives that are aligned with our strategic plan as well as individual performance
Equity Award Compensation
Initial 2021 Staking Grants (as described below)	•	Reinforce and drive long-term stockholder value	•	Generally, 3 years	•	The Compensation Committee issued grants to the NEOs in July 2021 that include both time and performance-based vesting terms and conditions
	•	At risk equity awards based on achievement of Company’s financial performance and stock price appreciation
Annual Long-term incentives (RSUs)	•	Reinforce and drive long-term stockholder value	•	2 years	•
Initial and annual grants of LTIP RSUs: The grant value is based on applicable market-driven metrics level and percentage of salary with 50% of the shares vesting one year from the vesting commencement date and the remaining 50% of the shares vesting on the second anniversary of the grant date.

	•	Retention of key employees during applicable performance periods
Fiscal Year 2021 Compensation Following the Business Combination with Aphria, Inc.
For Fiscal Year 2021, our NEOs received material bonus payments and equity awards in recognition of their efforts with the business combination with Aphria, Inc. and the related growth in the scope and responsibilities of their positions with the Company post-combination with Aphria, Inc. Specifically, cash bonus payments were made to Mr. Simon, Mr. Merton, Ms. Faltischek and Mr. Meiers in recognition of each of their exceptional efforts and in consideration of their unique and significant contributions to Aphria, Inc. and its transformation that resulted in the business combination with Aphria, Inc. These bonus amounts are disclosed in the Summary Compensation Table in respect of Fiscal Year 2021.
In addition, pursuant to the terms of the business combination with Aphria, Inc., all outstanding equity awards under the Aphria Omnibus Long-Term Incentive Plan immediately prior to the closing of the business combination were assumed and exchanged into either an option to acquire a number of shares of Company Class 2 Common Stock or a right pursuant to a restricted stock unit or a deferred stock unit to receive shares of Company Class 2 Common Stock upon settlement, as applicable, equal to the product of (x) the number of Aphria shares subject to
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such applicable equity award immediately prior to the closing multiplied by (y) 0.8300 (the “Exchange Ratio”), for a total of 6,461,092 shares of Class 2 Common Stock (the “Exchanged Awards”). The Compensation Committee determined that in order to align the treatment of outstanding Tilray equity awards held by former executives, which were fully accelerated as a result of the business combination, Exchanged Awards held by the NEOs were accelerated in August 2021. In July 2021, due to a rounding issue related to the Exchange Ratio, a make-whole cash payment was made to Mr. Simon, Mr. Merton, Ms. Faltischek, and Mr. Meiers in connection with their Exchanged Awards.
Risk Management Considerations
The Compensation Committee believes that the following features of performance-based bonus and equity programs appropriately incentivize the creation of long-term stockholder value while discouraging behavior that could lead to excessive risk:
•
Financial Performance Measures. The financial metrics used to determine the amount of an executive’s bonus are measures the Committee believes drive long-term stockholder value. The ranges set for these measures are intended to reward success without encouraging excessive risk-taking.

•
No Hedging or Pledging. The Company’s insider trading compliance program prohibits members of the Board of Directors, NEOs and all other employees subject to the Company’s insider trading compliance program from entering into any transaction designed to hedge, or having the effect of hedging, the economic risk of owning the Company’s securities, and prohibits these persons from pledging Company securities.

•
Clawback Policy. Pursuant to the terms of the Company’s 2018 Amended and Restated Tilray Brands, Inc. Equity Incentive Plan (the “2018 Equity Plan”), if the Company is required to restate its financial results due to material noncompliance with financial reporting requirements under the securities laws as a result of misconduct by an executive officer, applicable law permits the Company to recover equity incentive compensation from that executive officer (including profits realized from the sale of Company securities). In such a situation, the Board would exercise its business judgment to determine what action it believes is appropriate. Action may include recovery or cancellation of any equity incentive award made to an executive on the basis of having met or exceeded performance targets during a period of fraudulent activity or a material misstatement of financial results if the Board determines that such recovery or cancellation is appropriate due to intentional misconduct by the executive officer that resulted in performance targets being achieved that would not have been achieved absent such misconduct.

Total Cash Compensation of NEOs
Overview
The total cash compensation of our executive compensation program has served a two-fold purpose. Base salaries are intended to provide financial stability, and predictability and security of compensation for our NEOs for fulfilling their core job responsibilities, while the annual cash performance bonus is intended to incentivize and reward the achievement of predetermined corporate objectives that are aligned with our strategic plan as well as individual performance.
Adjustments in total cash compensation targets may then be made based on factors such as an executive’s duties and responsibilities and his or her position in the Company, an executive’s individual contributions, as well as management’s financial forecasts for the upcoming year.
Fiscal Year 2022 Base Salary and Total Cash Compensation Determinations
The Compensation Committee generally establishes annual base salaries for our NEOs commensurate with the level of experience that the executive brings to the position, the nature of the responsibilities required of the executive, such as whether the executive is performing in multiple roles, how successful the executive is in achieving goals established by the Compensation Committee and the executive’s contributions to the Company and internal pay equity considerations, but does not assign any specific weights to these factors. As discussed in other parts of this CD&A, the Compensation Committee also gives significant consideration to the size of the Company and our budgeted operating expenses in setting annual base salaries and has not historically targeted base salaries for
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our NEOs to any specific level within the range of base salaries paid by our peer group. Base salaries are reviewed annually and may be adjusted to better match competitive market levels or to recognize an executive’s professional growth and development, increased responsibility or other discretionary factors.
In determining the base salary levels for each of Mr. Simon, Mr. Merton, Ms. Faltischek, Mr. Meiers in connection with their continued employment, the Compensation Committee considered the significant increase in responsibility of these executives post-business combination with Aphria, Inc., their respective relevant experience and achievements and the level of compensation of our peer group companies and other survey data and individual negotiations with each executive. For Mr. Gendel, as a new NEO upon joining the Company in July 2021, his base salary was determined primarily based on competitive conditions applicable to his specific position.
The following table sets forth, for each NEO, the annualized base salary for the 2022 Fiscal Year:
Name	Fiscal Year 2022 Base Salary
Irwin Simon	$1,700,000
Carl Merton(1)	$375,238
Denise Faltischek	$500,000
James Meiers	$500,000
Mitchell Gendel(2)	$425,000
(1)	The salary of Mr. Merton is converted into USD with an exchange rate on May 31, 2022 of $0.7899 (USD) to $1.0000 (CAD). The annual salary of Mr. Merton is $475,000 (CAD).
(2)	Mr. Gendel commenced employment with the Company on July 17, 2021, and therefore his base salary was pro-rated because as he was not employed for the entirety of Fiscal Year 2022.
Annual Performance Bonus Plan
We offer our NEOs the opportunity to earn annual cash bonuses that are intended to compensate them for achieving short-term company and individual performance goals. Our Compensation Committee establishes the target bonuses of our NEOs, which are evaluated from time to time.
The Company’s compensation program is designed to reward performance relative to corporate financial performance criteria and individual performance. Specifically, the Company’s senior executives are eligible to receive an annual bonus each year in a target amount equal to a percentage of their base salary if the Company fully achieves the financial performance targets established by the Compensation Committee and the CEO and each NEO is determined to have satisfied his or her individual performance criteria. The Company does not apply a formula or use a pre-determined weighting when comparing overall performance against the various individual objectives, and no single objective is material in determining individual awards.
The Company’s financial performance for Fiscal Year 2022 failed to fully achieve the financial targets established by the Compensation Committee in July 2021, including consolidated net revenue and Adjusted EBITDA targets established by the Board. Therefore, the Compensation Committee determined that no annual cash bonus award would be made to any NEOs in respect of the Fiscal Year 2022.
Name	Target Bonus Percentage of Base salary	Bonus Amount ($) for Fiscal Year 2022
Irwin Simon	200% (up to a maximum of 350%)	$0
Carl Merton	100%	$0
Denise Faltischek	100%	$0
James Meiers	100%	$0
Mitchell Gendel	100%	$0
Equity Incentive Compensation
The Company grants long-term incentive awards to our NEOs in the form of restricted share units that may be subject to time-based and performance-based vesting requirements. We use long-term equity-based compensation to incentivize and retain our executive officers by linking their awards to our long-term financial performance. We believe that these long-term incentives motivate our executive officers to grow revenues and earnings, enhance
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stockholder value and align their interests with those of our stockholders. We typically award long-term equity-based compensation with restricted stock units that vest over time so long as the executive remains employed with the Company. Thus, the units are designed both to link executives’ interests with those of our stockholders (as the units’ value is based on the value of Tilray Brands, Inc. Class 2 Common Stock) and to provide a long-term retention incentive for the vesting period, as they generally have value regardless of share price volatility.
Awards of performance-based restricted share units also cover multiple years, with a percentage of the units subject to the award becoming eligible to vest each year based on the Company’s and the individual’s performance during that year relative to performance goals reviewed by the Compensation Committee. Before any performance-based restricted share unit is paid, the Compensation Committee must certify that the performance target(s) have been satisfied. The Compensation Committee has discretion to determine the performance target(s) and any other restrictions or other limitations of performance-based restricted share units and may reserve discretion to reduce payments below maximum award limits. Thus, the performance units are designed both to motivate executives to maximize the Company’s performance each year and to provide a long-term retention incentive for the entire period covered by the award.
The Compensation Committee determines the size of equity award grants after considering the following factors:
•	the competitive equity compensation practices for comparable positions identified in the applicable market analysis;
•	the executive’s level of responsibility and duties;
•	a comparison to grant levels of other executive officers;
•	individual NEOs’ performance;
•	our corporate performance;
•	our total equity compensation costs relative to total expenses;
•	the executive’s prior experience, experience within his or her specific job and breadth of knowledge; and
•	our corporate objectives for share-based compensation charges and earnings dilution.
The Compensation Committee does not take into consideration an executive’s aggregate equity holdings or equity carrying value in determining annual long-term equity incentive awards.
July 2021 Staking Grants
In July 2021, shortly following the business combination with Aphria, Inc., the Compensation Committee awarded the NEOs an equity staking grant in connection with certain executive officers assuming greater leadership role and responsibilities related to key corporate activities (the “Staking Grants”). The Compensation Committee approved material awards and in order to retain and motivate our NEOs during the critical stage of taking control of Tilray following the business combination with Aphria, Inc. The Staking Grants are composed of three different restricted stock unit (“RSU”) awards as further described below. Each RSU represents a contingent right to receive one (1) share of Tilray Brands, Inc. Class 2 Common Stock.
•
Performance-based Restricted Stock Units (“PSUs”), subject to the executive’s satisfaction of continued employment conditions and accelerated vesting in certain circumstances, the performance-based restricted stock units, which are eligible to vest in certain percentages ranging from 0% to 250% based on the stock price appreciation of (i) the highest 30-day volume weighted average stock price of Tilray Brands, Inc.’s Class 2 Common Stock (“VWAP”) during the three-year performance period (beginning on the grant date) relative to (ii) the VWAP over the 30-day period from May 1 to May 30, 2021, with appreciation targets ranging from 0% to 125%. The applicable VWAP threshold target for the PSUs is $[15.80] per share. No PSUs will be eligible to vest if the threshold appreciation target is not achieved, and if the actual stock price appreciation falls in between any of the appreciation targets, the number of PSUs eligible to vest will be determined by linear interpolation. Mr. Simon was granted 392,772 PSUs and Mr. Merton, Ms. Faltischek, Mr. Meiers and Mr. Gendel were each granted 48,662 PSUs.

•
Time-based RSUs, subject to the reporting person’s continuous employment through the vesting date, vest in three (3) equal annual installments, commencing on June 1, 2022, except in the case of the reporting

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person’s earlier involuntary termination, death or disability. In the event of a voluntary termination by the reporting person prior to the vesting date, all RSUs will be forfeited. Mr. Simon was granted 392,772 RSUs and Mr. Merton, Ms. Faltischek, Mr. Meiers and Mr. Gendel were each granted 48,661 RSUs.
•
PSUs can be earned only upon achievement of specified cost synergies ($80 million in aggregate) of Aphria, Inc. and Tilray following completion of the business combination with Aphria, Inc. (“Synergy PSUs”) to motivate achievement of operational efficiency goals, measuring cost reductions and revenue generation. Specifically, subject to the reporting person’s continuous employment (except under certain limited circumstances) through the vesting date, the resulting number of shares of Class 2 Common Stock acquired upon vesting of the PSUs is contingent upon the achievement of pre-established performance parameters relating to the achievement of the Company’s synergy goals resulting from the integration of Aphria, Inc., as approved by Tilray’s Compensation Committee, over a three (3) year performance period from the grant date until July 27, 2024, with 50% of the Synergy PSUs vesting on the first (1st) anniversary of the grant date, and 25% vesting on each of the second (2nd) and (3rd) anniversaries of the grant date. Mr. Simon was granted 392,772 Synergy PSUs and Mr. Merton, Ms. Faltischek, Mr. Meiers and Mr. Gendel were each granted 48,662 Synergy PSUs. Effective July 26, 2022, the Compensation Committee determined that the applicable financial targets were fully achieved and, accordingly, 50% of the Synergy PSUs vested.

As a result, all of the Staking Grants are intended to be long-term incentive awards tied to challenging financial performance targets, stock price appreciation goals, and continued employment of the Tilray Leadership.
Name	Time-Based RSUs	Synergy PSUs	VWAP Stock Appreciation PSUs	Total Units assuming Target Achievement (100%)	Total Units assuming Maximum Achievement (250%)
Irwin D. Simon	392,772	392,772	392,772	1,178,316	1,767,474
Carl Merton	48,661	48,662	48,662	145,985	218,978
Denise Faltischek	48,661	48,662	48,662	145,985	218,978
Jim Meiers	48,661	48,662	48,662	145,985	218,978
Mitchell Gendel	48,661	48,662	48,662	145,985	218,978
Annual LTIP RSU Grants
In addition to the Staking Grants, the Compensation Committee awarded annual LTIP RSU grants to most of the Tilray senior executive officers in July 2021. These LTIP RSU awards, as well as new hire and annual RSU awards, vest in tranches over two years with 50% of the shares subject to the awards generally vesting one year from the vesting commencement date and the remaining 50% of shares vesting on the second anniversary of the grant date. Restricted stock units provide long-term incentive compensation that has greater retention value as compared to stock options in a flat or down market while minimizing earnings dilution.
Name	Annual LTIP RSU Target
Irwin Simon	250%
Carl Merton	175%
Denise Faltischek	175%
James Meiers	175%
Mitchell Gendel	175%
Other Compensation and Benefits
Severance and Change of Control Benefits. Our NEOs are entitled to certain severance and change of control payments and benefits pursuant to our executive agreements with our NEOs. The terms of executive agreements are described in more detail below in the sections entitled “Employment, Severance and Change of Control Benefits.” The Compensation Committee believes these agreements are an essential element of our executive compensation program and assist the Compensation Committee in recruiting and retaining talented executives. The Compensation Committee also believes these benefits serve to minimize the distractions to the executive, reduce the risk that the
34

executive will depart the Company before an acquisition is consummated, and allow the executive to focus on continuing normal business operations and the success of a potential transaction, rather than worrying about how business decisions that may be in our best interest and the interests of our stockholders will impact his or her own financial security. Further, these agreements are in line with customary practices at an executive level at our peer companies.
Other Benefits. We believe that establishing a competitive benefit package consistent with companies with which we compete for employees is an important factor in attracting and retaining talented employees. Thus, we provide our NEOs with employee benefits on the same basis as offered to our full time non-executive employees, including health and dental insurance, supplemental life insurance, short-term and long-term disability, and a 401(k) plan.
Stock Ownership Guidelines
The Company’s stock ownership guidelines require that each named executive officer own a significant equity stake in the Company during their employment. The Compensation Committee believes that stock ownership by senior managers strengthens their commitment to the future of the Company and further aligns their interests with those of our stockholders. The Board believes that it is in the best interests of the Company and its stockholders to align the economic interests of the Company’s senior executives and independent directors with those of the stockholders. To achieve this, the Compensation Committee has recommended, and the Board has adopted, a minimum share ownership policy applicable to all of the senior executives and the independent directors of the Company. Each senior executive and the independent directors are expected to establish over a period of five years, ownership of a prescribed number of Common Shares, which have a value which is equivalent to the following multiples of the senior executive’s base salary or, in the case of an independent director, the base annual cash retainer paid to such independent director by the Company and subsequently maintain such minimum ownership position for the duration of their tenure:
•	Chief Executive Officer: 3× base salary
•	Independent Directors 2× base annual cash retainer
•	Chief Financial Officer 1× base salary
•	Other Officers 0.5× base salary
The level of ownership is expected to be satisfied by each officer or director within five years after first becoming subject to these guidelines. Once the officer’s or director’s level of ownership satisfies the applicable guideline, such ownership levels are expected to be maintained for as long as the officer or director remains in their role with the Company. In the event of an increase in an officer’s base salary or a director’s base annual cash retainer, such individual will have five years from the time of the increase to acquire any additional Common Shares required to meet these guidelines if necessary.
Tax and Accounting Considerations
Section 280G of the Internal Revenue Code
Section 280G of the Code disallows a tax deduction with respect to excess parachute payments to certain executives of companies that undergo a change in control. In addition, Section 4999 of the Code imposes a 20% penalty on the individual receiving the excess payment.
Parachute payments are compensation that is linked to or triggered by a change in control and may include, but are not limited to, transaction bonus payments, severance payments, certain fringe benefits and payments and acceleration of vesting under long-term incentive plans. Excess parachute payments are parachute payments that exceed a threshold determined under Section 280G of the Code based on the executive’s prior compensation. In approving the compensation arrangements for our named executive officers in the future, our Compensation Committee will consider all elements of the cost to the Company of providing such compensation, including the potential impact of Section 280G of the Code. However, our Compensation Committee may, in its judgment, authorize compensation arrangements that could give rise to loss of deductibility under Section 280G of the Code and the imposition of excise taxes under Section 4999 of the Code when it believes that such arrangements are appropriate to attract and retain executive talent.
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Note that none of our NEOs (or other executives or employees) are entitled to any tax gross-up or similar payments with respect to any excise taxes that may be imposed in accordance with the foregoing.
Accounting Standards
ASC Topic 718 requires us to calculate the grant date “fair value” of our stock-based awards using a variety of assumptions. ASC Topic 718 also requires us to recognize an expense for the fair value of equity-based compensation awards. Grants of time-based restricted stock units and performance-based restricted stock units under our equity incentive award plans will be accounted for under ASC Topic 718. Our Compensation Committee will regularly consider the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity incentive award plans and programs. As accounting standards change, we may revise certain programs to appropriately align the accounting expense of our equity awards with our overall executive compensation philosophy and objectives.
Role of NEOs in Compensation Decisions; Input from Senior Management
The Committee considers input from senior management in making determinations regarding the overall executive compensation program and the individual compensation of the named executive officers. As part of the Company’s annual planning process, the CEO and CFO develop targets for the Company’s incentive compensation programs and present them to the Compensation Committee. These targets are reviewed by the Compensation Committee to ensure alignment with the Company’s strategic and annual operating plans, taking into account the targeted year-over-year improvement as well as identified opportunities and risks. Based on performance appraisals, including an assessment of the achievement of pre-established financial and individual “key performance indicators,” the CEO recommends to the Compensation Committee cash and long-term incentive award levels for the Company’s other executive officers. Each year, the CEO presents to the Compensation Committee his evaluation of each executive officer’s contribution and performance over the past year, and strengths and development needs and actions for each of the executive officers. The Compensation Committee exercises its discretionary authority and makes the final decisions regarding the form of awards, targets, award opportunities and payout value of awards. No executive officer directly participates in discussions relating to his or her own compensation.
Compensation Committee Interlocks and Insider Participation
Our Compensation Committee currently consists of Mr. Robb, Mr. Hopkinson, and Mr. Looney. No member of our Compensation Committee has ever been an officer or employee of our Company. None of our executive officers serve, or have served during the last year, as a member of the Board, Compensation Committee or other board committee performing equivalent functions of any other entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.
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COMPENSATION COMMITTEE REPORT
The Compensation Committee of the Board of Directors of the Company is composed entirely of non-employee directors, each of whom has been determined, in the Board’s business judgment, to be independent. The Compensation Committee is responsible for oversight and review of the Company’s compensation and benefit plans. The Board has adopted a written Compensation Committee charter that is available to stockholders on the Company’s website at https://ir.tilray.com/. The Board and the Compensation Committee review and assess the adequacy of the charter of the Compensation Committee on an annual basis.
The CD&A is management’s report on the Company’s compensation programs and, among other things, describes material elements of compensation paid to the President and Chief Executive Officer and the other NEOs. The Compensation Committee has reviewed and discussed the CD&A, as required by Item 402(b) of Regulation S-K, with the management of the Company. Based on such review and discussion, the Compensation Committee recommended to the Board that the CD&A be included in this proxy statement and incorporated by reference from this proxy statement into the Company’s Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on July 26, 2022.
This Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing with the SEC, except to the extent that the Company specifically incorporates this Report by reference into another Company filing.
THE COMPENSATION COMMITTEE

Walter Robb, Chair
David Hopkinson
Tom Looney
37

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table presents all of the compensation paid or awarded to or earned by our NEOs during calendar years 2019, 2020 and 2021 and Fiscal Year 2022 (June 1, 2021 to May 31, 2022). In accordance with the rules promulgated by the SEC, certain columns relating to information that is not applicable have been omitted from this table.
Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation	Stock Awards(2)	All Other Compensation ($)	Total ($)
Irwin Simon President, Chief Executive Officer and Chairman of the Board	2022	1,714,165	0	17,599,962	—	—	142,639(9)	19,456,767
	2021	141,667*	13,185,000(3)	—	—	—	357,332(5)	13,683,998
	2020	—	—	—	—	—	—	—
	2019	—	—	—	—	—	—	—
Carl Merton Chief Financial Officer	2022	375,086(4)	0	2,447,902	—	—	13,412(10)	2,836,400
	2021	32,787*	1,058,645(3)	—	—	—	34,436(6)	1,125,868
	2020	—	—	—	—	—	—	—
	2019	—	—	—	—	—	—	—
Denise Faltischek Head of International and Chief Strategy Officer	2022	509,615	0	2,365,606	—	—	15,125(11)	2,890,346
	2021	41,667*	1,093,750(3)	—	—	—	54,059(7)	1,189,476
	2020	—	—	—	—	—	—	—
	2019	—	—	—	—	—	—	—
James Meiers Head of Canada (title changed to SVP, U.S. Operations effective September 14, 2022)	2022	509,615	0	2,365,606	—	—	34,709(12)	2,909,930
	2021	41,667*	1,093,750(3)	—	—	—	61,582(8)	1,196,999
	2020	—	—	—	—	—	—	—
	2019	—	—	—	—	—	—	—
Mitchell Gendel(14) Global General Counsel and Corporate Secretary	2022	370,512	0	1,999,995	—	—	16,297(13)	2,386,804
	2021	—	—	—	—	—	—	—
	2020	—	—	—	—	—	—	—
	2019	—	—	—	—	—	—	—
(1)
In connection with new employment agreements executed on July 26, 2021, each of the named executive officers (other than Mr. Gendel) received a base salary increase that included adjustments effective as of May 1, 2021. In addition, the Company transitioned its U.S. employees from bi-weekly to bi-monthly payroll disbursements, and each executive received a pro rata payroll disbursement at the end of calendar year 2021 covering the period from December 26, 2021 to December 31, 2021. These payroll adjustments resulted in these executives receiving total base salary for Fiscal Year 2022 in excess of their contractual base salary.

(2)
These amounts reported do not reflect the amounts actually received by our NEOs. Instead, these amounts reflect the aggregate grant date fair value of each stock option or restricted stock unit award granted to our NEOs on July 26, 2021 (during Fiscal Year 2022), as computed in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC 718. Assumptions used in the calculation of the grant date fair value of each equity award are included in Note 19 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended May 31, 2022. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Our NEOs who have received stock options will only realize compensation with regard to these options to the extent the trading price of our common stock is greater than the exercise price of such options.

(3)
These amounts include the Tilray Transformation Bonuses and annual performance bonuses paid to Mr. Simon, Mr. Merton, Ms. Faltischek and Mr. Meiers paid by the Company in July 2021 in recognition for their Aphria, Inc. performance and efforts prior to the business combination with Aphria, Inc.

(4)	The compensation of Mr. Merton is converted into USD with an exchange rate on May 31, 2022 of $0.7899 (USD) to $1.0000 (CAD).
(5)
All other compensation for 2021 includes medical and life insurance premiums and car allowance. In addition, $352,400 amount reflects an additional cash payment that was made due to a rounding issue related to the Exchanged Awards.

(6)
All other compensation for 2021 includes medical, dental, disability, and life insurance premiums. In addition, $30,653 amount reflects an additional cash payment that was made due to a rounding issue related to the Exchanged Awards.

(7)	The $54,059 amount reflects an additional cash payment that was made due to a rounding issue related to the Exchanged Awards.
(8)
All other compensation for 2021 includes medical and life insurance premiums. In addition, $58,147 USD amount reflects an additional cash payment that was made due to a rounding issue related to the Exchanged Awards.

(9)	All other compensation for 2022 includes group benefits coverage paid by the employer, $7,729 for benefit premiums, $115,593 for additional Life Insurance Premiums and $19,317 for car allowance.
(10)	All other compensation for 2022 includes group benefits coverage paid by the employer, $3,932 for benefit premium and $9,480 for car allowance.
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(11)	All other compensation for 2022 includes group benefits coverage paid by the employer $7,729 for benefits premiums and $7,396 for 401(k) contributions.
(12)	All other compensation for 2022 includes group benefits coverage paid by the employer $22,209 for benefit premiums and $12,500 for 401(k) contribution.
(13)	All other compensation for 2022 includes group benefits coverage paid by the employer, $9,214 for benefit premiums and $7,083 for 401(k) contributions.
(14)	Mr. Gendel was hired as Global General Counsel and Corporate Secretary on July 17, 2021.
Grants of Plan-Based Awards
The following table shows for Fiscal Year 2022, certain information regarding grants of plan-based awards, to the following named executive officers:
		Estimated Possible Payouts Under Non-Equity Incentive Plan		Estimated Possible Payouts Under Equity Incentive Plan(2)		Grant Date fair value of Equity Awards(1)
Name	Grant date	Target	Maximum	Target	Maximum	Target	Maximum	Type
Irwin Simon	26-Jul-21			189,781	189,781	$2,600,000	$2,600,000	Annual
Irwin Simon	27-Jul-21			1,178,316	1,767,474	$14,999,963	$22,499,944	Staking Grants
Irwin Simon		$3,400,000	$5,950,000
Carl Merton	26-Jul-21			32,694	32,694	$447,908	$447,908	Annual
Carl Merton	26-Jul-21			145,985	218,978	$1,999,995	$2,999,999	Staking Grants
Carl Merton		$375,238	$375,238
Denise Faltischek	26-Jul-21			26,687	26,687	$365,612	$365,612	Annual
Denise Faltischek	26-Jul-21			145,985	218,978	$1,999,995	$2,999,999	Staking Grants
Denise Faltischek		$500,000	$500,000
James Meiers	26-Jul-21			26,687	26,687	$365,612	$365,612	Annual
James Meiers	26-Jul-21			145,985	218,978	$1,999,995	$2,999,999	Staking Grants
James Meiers		$500,000	$500,000
Mitchell Gendel	26-Jul-21					$0	$0	Annual
Mitchell Gendel	26-Jul-21			145,985	218,978	$1,999,995	$2,999,999	Staking Grants
Mitchell Gendel		$425,000	$425,000
(1)
The dollar amounts in this column represent that grant date fair value of the product of the number of shares granted and the closing market price of our common stock on the grant date for time-based restricted stock units.

(2)
The annual grants vest at the rate of 50% of the RSUs on the twelve (12) month anniversary of the grant date (the “Vesting Date”), and the remaining 50% RSUs on the 24 months anniversary of the grant date (the “Vesting Date”). Whereas the staking grants vesting schedules are thoroughly described in the document.

Narrative Disclosure To Grants Of Plan-Based Awards Table
Annual Performance Bonus Cash Awards
The Company provides eligibility for annual cash bonus awards to reward named executive officers for performance in the fiscal year. For more information regarding our annual performance bonus cash awards, please see the section of the CD&A titled “Annual Performance Bonus Plan.” For Fiscal Year 2022, the Company failed to fully achieve the financial targets established by the Compensation Committee. Therefore, no annual cash bonus award was made to the NEOs in respect of the Fiscal Year 2022.
Equity Compensation Awards
Consistent with its practices for awarding restricted stock units described in the CD&A above, the Compensation Committee approved equity compensation awards in the form restricted stock units to each of the named executive officers listed in the table above. For more information regarding our equity compensation awards, please refer the section of the CD&A titled “Equity Incentive Compensation.” In addition, the named executive officers’ equity compensation awards may, under certain circumstances, be subject to accelerated vesting in the event of a change of control and termination. For more information regarding the accelerated vesting provisions and treatment of the equity compensation awards in the event of a change of control, refer to the sections titled “Severance and Change of Control Benefits” and “Potential Payments Upon Termination or Change of Control.”
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Outstanding Equity Awards At Fiscal Year 2022 End
				Option Awards				Stock Awards
Name	Grant Date	Type of Award	Vesting Commencement date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested
Irwin Simon	2/24/2019	APH Ex	2/24/2019	830,000	—	13.06	2/24/2024	—	—
	8/7/2019	APH Ex	8/7/2019	31,887	—	8.95	8/7/2024	—	—
	7/26/2021	EIP 2018	7/26/2021	—	—	—	—	189,781	852,117
	7/27/2021	EIP 2018	7/27/2021	—	—	—	—	392,772	1,763,546
	7/27/2021	EIP 2018	7/27/2021	—	—	—	—	196,386	881,773
	7/27/2021	EIP 2018	7/27/2021	—	—	—	—	196,386	881,773
	7/27/2021	EIP 2018	7/27/2021	—	—	—	—	392,772	1,763,546
Carl Merton	8/7/2019	APH Ex	8/7/2019	—	—	—	—	23,089	103,670
	1/16/2018	APH Ex	1/16/2018	—	—	—	—	18,260	81,987
	7/26/2021	EIP 2018	7/26/2021	—	—	—	—	32,694	146,796
	7/26/2021	EIP 2018	7/26/2021	—	—	—	—	48,661	218,488
	7/26/2021	EIP 2018	7/26/2021	—	—	—	—	24,331	109,246
	7/26/2021	EIP 2018	7/26/2021	—	—	—	—	24,331	109,246
	7/26/2021	EIP 2018	7/26/2021	—	—	—	—	48,662	218,492
Denise Faltischek	10/17/2019	APH Ex	10/17/2019	249,000	—	6.50	10/17/2024	—	—
	7/26/2021	EIP 2018	7/26/2021	—	—	—	—	26,687	119,825
	7/26/2021	EIP 2018	7/26/2021	—	—	—	—	48,661	218,488
	7/26/2021	EIP 2018	7/26/2021	—	—	—	—	24,331	109,246
	7/26/2021	EIP 2018	7/26/2021	—	—	—	—	24,331	109,246
	7/26/2021	EIP 2018	7/26/2021	—	—	—	—	48,662	218,492
James Meiers	6/19/2019	APH Ex	6/19/2019	249,000	—	8.98	6/19/2024	—	—
	7/26/2021	EIP 2018	7/26/2021	—	—	—	—	26,687	119,825
	7/26/2021	EIP 2018	7/26/2021	—	—	—	—	48,661	218,488
	7/26/2021	EIP 2018	7/26/2021	—	—	—	—	24,331	109,246
	7/26/2021	EIP 2018	7/26/2021	—	—	—	—	24,331	109,246
	7/26/2021	EIP 2018	7/26/2021	—	—	—	—	48,662	218,492
Mitchell Gendel	7/26/2021	EIP 2018	7/26/2021	—	—	—	—	48,661	218,488
	7/26/2021	EIP 2018	7/26/2021	—	—	—	—	24,331	109,246
	7/26/2021	EIP 2018	7/26/2021	—	—	—	—	24,331	109,246
	7/26/2021	EIP 2018	7/26/2021	—	—	—	—	48,662	218,492
The market value for each NEOs was based on the closing price $4.49 per share on May 31, 2022.
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Option Exercises And Stock Vested
The following table shows for the Fiscal Year 2022, certain information regarding option exercises and stock vested during the last fiscal year with respect to the NEOs. Exchanged Awards are designated as “APH Ex” in the column labeled “Type” below.
		Option Awards		Stock Awards
Name	Type	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Irwin Simon	APH Ex	—	—	1,016,274	14,541,621
Carl Merton	APH Ex	—	—	96,628	1,225,243
Denise Faltischek	APH Ex	—	—	84,012	1,102,821
James Meiers	APH Ex	—	—	96,221	1,266,300
Mitchell Gendel	—	—	—	—	—
Pension Benefits
Our NEOs did not participate in, or otherwise receive any benefits under, any pension or defined benefit retirement plan sponsored by us in 2022.
Nonqualified Deferred Compensation
Our NEOs did not participate in, or earn any benefits under, a nonqualified deferred compensation plan sponsored by us during Fiscal Year 2022.
Say On Pay Results; Next Vote for 2023 Annual Meeting
As a Large Accelerated Filer, Nasdaq requires the Company to periodically hold a nonbinding advisory vote on our NEO compensation. Pursuant to an advisory vote at the Fiscal Year 2021 annual meeting, the Company adopted a frequency of every two years for solicitation of an advisory vote on our NEO compensation. Accordingly, such vote occurred at the 2021 annual meeting, and the next such vote is expected to be solicited at our 2023 annual meeting. The Compensation Committee considers the results of our annual Say-on-Pay votes in determining our subsequent compensation policies and decisions and engages with our stockholders to obtain additional feedback on our executive compensation program and related pay decisions.
The Say-on-Pay vote is one of our opportunities to receive feedback from Company shareholders regarding our executive compensation program, and as such is taken very seriously by the Compensation Committee and Board. In Fiscal Year 2021, our executive compensation program received the support of approximately 64% of the total votes cast at our annual meeting of shareholders. The vote results indicated that there was an opportunity to further understand our stockholders’ feedback and take action to be responsive. As a result, we intend to actively seek feedback from stockholders and build on our record of responsiveness, to better understand what motivated their votes and attempt to address any ongoing concerns. Any and all feedback will be shared with the Board and will help shape our executive compensation program and related disclosure.
The Board and Compensation Committee greatly value shareholder engagement and are committed to maintaining ongoing dialogue and incorporating stockholder feedback into the design of the executive compensation program going forward.
Employment, Severance And Change In Control Benefits
The employment agreements generally provide for at-will employment and set forth the executive’s initial base salary, target variable compensation, eligibility for employee benefits, the terms of initial equity grants and in some cases severance benefits on a qualifying termination. Each of our NEOs has also executed our standard form of proprietary information agreement. Any potential payments and benefits due upon a termination of employment or a change of control of us are further described below.
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Irwin Simon
On July 27, 2021, the Company entered into an employment agreement with Irwin D. Simon in connection with his appointment as Chief Executive Officer and Chairman of the Board following the business combination with Aphria, Inc., at an annual base salary of $1,700,000, effective as of the Effective Date, which may be increased but not decreased, as determined at an annual review of his performance and compensation by the Compensation Committee. On July 26, 2022, Ms. Simon’s annual base salary was increased to $1,819,000 for Fiscal Year 2023.
Mr. Simon is eligible to earn an additional annual performance-based cash bonus in amounts ranging from 200% of his base salary at “target” to 350% of his base salary at “maximum,” if performance benchmarks, as determined in accordance with the employment agreement, are met. For the Fiscal Year 2022, the Compensation Committee determined Mr. Simon’s annual cash bonus to be $0.
Mr. Simon is also entitled to participate in the 2018 Equity Plan or any other equity compensation plan adopted and/or modified from time to time by the Compensation Committee. Mr. Simon is eligible to earn annual long-term incentive awards as a percentage of his base salary in effect on the grant date of such awards, 250% of his base salary at “target”, with such percentage to be determined by the Board. For Fiscal Year 2022, the Compensation Committee determined Mr. Simon’s annual RSU equity grant to be $4,250,000 in value as of the grant date (or 1,200,565 RSUs).
In exchange for Mr. Simon’s agreement to remain in his role as Chief Executive Officer or otherwise provide continued services through mutual agreement with the Company until December 31, 2022, Mr. Simon was entitled to receive a one-time cash bonus equal to $10,000,000 (less deductions and withholdings required by law) (the “Transformation Bonus”), which was paid in August 2021. The Transformation Bonus is subject to pro-rated clawback in the event Mr. Simon voluntarily resigns without “good reason” (other than in the event of his death or disability) prior to December 31, 2022.
As additional incentive to entering into the employment agreement, on July 27, 2021, Mr. Simon received the following one-time equity grants having an aggregate value as of the July 27, 2021 grant date equal to $15,000,000, calculated using the closing price of the Company’s Class 2 Common Stock on the grant date: (i) 392,772 performance-based restricted stock units (“PSUs”), subject to certain stock appreciation performance conditions and vesting as set forth in the employment agreement; (ii) 392,772 time-based restricted stock units (“RSUs”), which vest one-third on each of June 1, 2022, June 1, 2023, and June 1, 2024; and (iii) 392,772 restricted stock units (the “Synergy Equity Awards”), subject to performance-based vesting of 50% upon achievement of savings equal to $50,000,000 and 100% vesting upon achievement of savings of $80,000,000, and further subject to time-based vesting, with 50% vesting on July 27, 2022, and 25% vesting on each of July 27, 2023, and July 27, 2024, provided that the performance-based vesting conditions are satisfied as determined by the Compensation Committee.
The term of Mr. Simon’s employment agreement will continue until otherwise terminated in accordance with its terms. The employment agreement may be terminated by Mr. Simon at any time for any reason, provided that he gives the Company four weeks’ advance written notice of his resignation without “good reason” and subject to a notice and cure period in the event that he resigns with “good reason” as described below. The employment agreement may also be terminated by Tilray for any reason, with or without “cause,” subject to special notice requirements in certain instances as described below.
As defined in Mr. Simon’s employment agreement, a termination for “cause” includes termination by the Company due to conviction of a felony or entry of a plea of guilty or nolo contender to any felony (other than relating to cannabis); refusal to perform his reasonably assigned duties for the Company (other than as a result of incapacity due to physical or mental illness); engaging in any act of material dishonesty or fraud; willful misconduct or gross negligence in the performance of his duties; material breach of his employment agreement (other than violations of policies); or willfully and materially violating material written policy applicable to Mr. Simon that directly results in the Company incurring material liability. Any termination due to Mr. Simon’s refusal to perform his reasonably assigned duties, material breach of his employment agreement or willful and material violation of material written policies requires the Company to provide prior written notice and a 30-day cure period to Mr. Simon.
Mr. Simon’s employment will be considered to be terminated with “good reason” if he resigns because the Company (i) reduces his base salary or fails to pay any amounts which he is due; (ii) materially reduces Mr. Simon’s titles, duties, authorities or reporting relationships; (iii) assigns duties to him that are materially inconsistent with the positions of Chief Executive Officer and Chairman of the Board; (iv) removes Mr. Simon from such positions;
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(v) requires that his principal place of employment be outside of New York County, New York; or (vi) materially breaches (or any affiliate of the Company materially breaches) the employment agreement or any other agreement to which Mr. Simon is a party. In this event, Mr. Simon must notify the Company within 30 days and must thereafter allow the Company 30 days to cure the event that is the basis of his “good reason” termination.
Mr. Simon is also entitled to (1) receive individual disability and life insurance coverage paid by the Company, (2) receive other executive benefits, including a car allowance of $1,200 per month and a Company-expensed smartphone and phone plan, (3) participate at the Company’s expense in all employee benefit plans maintained by Tilray for executive officers, including participation of Mr. Simon’s eligible dependents, and (4) receive other customary employee benefits.
The employment agreement also includes severance benefits that are subject to signing a release under certain circumstances. The amount of severance Mr. Simon is entitled to is dependent on the reason for his termination and whether it occurs within two years following a change of control of the Company. In the event Mr. Simon’s employment is terminated, whether by the Company or by Mr. Simon, and regardless of the reason therefor, he would be entitled to receive the following severance benefits: (i) accrued but unpaid base salary for services rendered up to the date of termination; (ii) reimbursement for the business expenses incurred up to the date of termination; (iii) amounts he has earned and that are owed to him pursuant to any written agreements, compensation and/or equity plans or programs of the Company or any of its affiliates; (iv) amounts to which he is entitled pursuant to any employee benefit plans of the Company or any of its affiliates; and (v) any indemnification rights he has in connection with his service as an officer and/or director of the Company and/or its affiliates, whether pursuant to the Company’s governing documents or otherwise.
In the event that the severance pay and other benefits provided for in the employment agreement or otherwise payable to Mr. Simon constitutes “parachute payments” under Section 280G of the Internal Revenue Code and would be subject to excise taxes, then such benefits will either be delivered in full or delivered as to such lesser extent which would result in no portion of such severance pay and other benefits being subject to excise taxes, whichever results in the receipt by the executive of the greatest amount of benefits.
Carl Merton
On July 26, 2021, the Company entered into an employment agreement with Mr. Merton, effective as of May 1, 2021, with an annual base salary of CAD $475,000. On July 26, 2022, Mr. Merton’s annual base salary was increased to CAD $508,250 for Fiscal Year 2023. Mr. Merton’s employment with the Company is at-will and will continue until terminated in accordance with the terms of his employment agreement. The annual base salary is subject to annual review and adjustment by the Compensation Committee.
During the employment period, Mr. Merton will be entitled to participate in the Company’s annual bonus plan at an annual target bonus opportunity of 100% of his annual base salary, subject to the achievement of performance goals to be established by the Compensation Committee. For the Fiscal Year 2022, the Compensation Committee determined Mr. Merton’s annual cash bonus to be $0.
In addition, Mr. Merton is entitled to participate in the 2018 Equity Plan and is eligible to earn annual long-term incentive awards as a percentage of his base salary on the grant date of such awards, at a “target” amount equal to 175% of his base salary, with such performance metrics to be determined by the Board. Mr. Merton is also eligible to participate in the Company’s employee benefit plans and programs, and to receive a Company-expensed smartphone and phone plan as well as other fringe benefits made available to similarly situated executive officers.
In connection with the entry into his employment agreement, on July 26, 2021, Mr. Merton received a one-time equity grant having an aggregate value as of the July 26, 2021 grant date equal to $2,000,000, which was divided equally into 48,662 PSUs, 48,661 RSUs and 48,662 Synergy Equity Awards, calculated using the closing price of the Company’s Class 2 Common Stock on the grant date. In addition, the executives, including Mr. Merton, received an annual grant of 32,694 RSUs long-term incentive awards under the 2018 Equity Plan for the Fiscal Year 2022.
Upon voluntary or involuntary termination of Mr. Merton’s employment, whether with or without “cause” or “good reason” (including termination due to death or disability), he will be entitled to payment of any accrued but unpaid base salary, any incurred but unreimbursed business expenses, and any benefits earned, accrued and due under any qualified retirement plan or health and welfare benefit plan (the “Guaranteed Payments”). In addition, all time-based equity awards then-held by the executive will be subject to accelerated vesting upon termination without “cause” or for “good reason.”
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In addition to the Guaranteed Payments, he is eligible to receive severance compensation upon an involuntary termination of employment without “cause” or a voluntary termination of employment for “good reason” (in each case, as defined in his employment agreement), subject to the executive executing and not rescinding a customary release in a form acceptable to the Company. If such termination does not occur within twelve months after a “change of control,” Mr. Merton will be entitled to cash severance in the sum of 12-months’ of his then-base salary, plus a pro rata performance bonus at target. If such termination does occur within twelve months after a “change of control,” Mr. Merton will be entitled to cash severance in the sum of 24-months’ of his then-base salary, plus two times (2x) his performance bonus at target, plus a pro rata performance bonus at target. In addition, all equity awards then-held by the executive will be subject to accelerated vesting upon the executive’s death or termination without “cause” or for “good reason” following a “change of control.” Subject to timely election, Mr. Merton will be entitled to participate in the continuation of healthcare coverage for up to 12 months immediately following a termination without “cause” or for “good reason.”
Mr. Merton is subject to customary obligations regarding confidentiality, intellectual property, and post-termination cooperation and will be restricted from competing against the Company or soliciting the Company’s employees, customers or business relationships for a period of twelve months following termination of employment.
Denise Faltischek
On July 26, 2021, the Company entered into an employment agreement with Ms. Faltischek, effective as of May 1, 2021, with an annual base salary of $500,000. On July 26, 2022, Ms. Faltischek’s annual base salary was increased to $535,000 for Fiscal Year 2023. Ms. Faltischek’s employment with the Company is at-will and will continue until terminated in accordance with the terms of her employment agreement. The annual base salary is subject to annual review and adjustment by the Compensation Committee.
During the employment period, Ms. Faltischek will be entitled to participate in the Company’s annual bonus plan at an annual target bonus opportunity of 100% of her annual base salary, subject to the achievement of performance goals to be established by the Compensation Committee. For the Fiscal Year 2022, the Compensation Committee determined Ms. Faltischek’s annual cash bonus to be $0.
In addition, Ms. Faltischek is entitled to participate in the 2018 Equity Plan and is eligible to earn annual long-term incentive awards as a percentage of her base salary on the grant date of such awards at a “target” amount equal to 175% of her base salary, with such performance metrics to be determined by the Board. Ms. Faltischek is also eligible to participate in the Company’s employee benefit plans and programs, and to receive a Company-expensed smartphone and phone plan as well as other fringe benefits made available to similarly situated executive officers.
In connection with the entry into her employment agreement, on July 26, 2021, Ms. Faltischek received a one-time equity grant having an aggregate value as of the July 26, 2021 grant date equal to $2,000,000, which were divided equally into 48,662 PSUs, 48,661 RSUs and 48,662 Synergy Equity Awards, calculated using the closing price of the Company’s Class 2 Common Stock on the grant date. In addition, Ms. Faltischek received an annual grant of 26,687 RSUs long-term incentive awards under the 2018 Equity Plan for the Fiscal Year 2022.
Upon voluntary or involuntary termination of Ms. Faltischek’s employment, whether with or without “cause” or “good reason” (including termination due to death or disability), Ms. Faltischek will be entitled to payment of any accrued but unpaid Guaranteed Payments. In addition, all time-based equity awards then-held by Ms. Faltischek will be subject to accelerated vesting upon termination without “cause” or for “good reason.”
In addition to the Guaranteed Payments, Ms. Faltischek is eligible to receive severance compensation upon an involuntary termination of employment without “cause” or a voluntary termination of employment for “good reason” (in each case, as defined in her employment agreement), subject to the executive executing and not rescinding a customary release in a form acceptable to the Company. If such termination does not occur within twelve months after a “change of control,” Ms. Faltischek will be entitled to cash severance in the sum of 12-months’ of such executive’s then-base salary, plus a pro rata performance bonus at target. If such termination does occur within twelve months after a “change of control,” Ms. Faltischek will be entitled to cash severance in the sum of 24-months’ of her then-base salary, plus two times (2x) her performance bonus at target, plus a pro rata performance bonus at target. In addition, all equity awards then-held by Ms. Faltischek will be subject to accelerated
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vesting upon her death or termination without “cause” or for “good reason” following a “change of control.” Subject to timely election, the Company will pay on behalf of Ms. Faltischek the employer portion of the applicable COBRA premium for continuation of healthcare coverage for up to 12 months immediately following a termination without “cause” or for “good reason.”
In the event that the severance pay and other benefits provided for in the employment agreement or otherwise payable to Ms. Faltischek constitutes “parachute payments” under Section 280G of the Internal Revenue Code and would be subject to excise taxes, then such benefits will either be delivered in full or delivered as to such lesser extent which would result in no portion of such severance pay and other benefits being subject to excise taxes, whichever results in the receipt by the executive of the greatest amount of benefits.
Ms. Faltischek is subject to customary obligations regarding confidentiality, intellectual property, and post-termination cooperation and will be restricted from competing against the Company or soliciting the Company’s employees, customers or business relationships for a period of twelve months following termination of employment.
James Meiers
On July 26, 2021, the Company entered into an employment agreement with Mr. Meiers, effective as of May 1, 2021, with an annual base salary of $500,000. On July 26, 2022, Mr. Meier’s annual base salary was increased to $517,500 for Fiscal Year 2023. Mr. Meier’s employment with the Company is at-will and will continue until terminated in accordance with the terms of his employment agreement. The annual base salary is subject to annual review and adjustment by the Compensation Committee.
During the employment period, Mr. Meiers will be entitled to participate in the Company’s annual bonus plan at an annual target bonus opportunity of 100% of his annual base salary, subject to the achievement of performance goals to be established by the Compensation Committee. For the Fiscal Year 2022, the Compensation Committee determined Mr. Meiers annual cash bonus to be $0.
In addition, Mr. Meiers is entitled to participate in the 2018 Equity Plan and is eligible to earn annual long-term incentive awards as a percentage of his base salary on the grant date of such awards at a “target” amount equal to 175% of his or her base salary, with such performance metrics to be determined by the Board. Mr. Meiers is also eligible to participate in the Company’s employee benefit plans and programs, and to receive a Company-expensed smartphone and phone plan as well as other fringe benefits made available to similarly situated executive officers.
In connection with the entry into his employment agreement, on July 26, 2021, Mr. Meiers received a one-time equity grant having an aggregate value as of the July 26, 2021 grant date equal to $2,000,000, which were divided equally into 48,662 PSUs, 48,661 RSUs and 48,662 Synergy Equity Awards, calculated using the closing price of the Company’s Class 2 Common Stock on the grant date. In addition, Mr. Meiers received an annual grant of 26,687 RSUs long-term incentive awards under the 2018 Equity Plan for the Fiscal Year 2022.
Upon voluntary or involuntary termination of Mr. Meiers’s employment, whether with or without “cause” or “good reason” (including termination due to death or disability), he will be entitled to payment of any accrued but unpaid Guaranteed Payments. In addition, all time-based equity awards then-held by Mr. Meiers will be subject to accelerated vesting upon termination without “cause” or for “good reason.”
In addition to the Guaranteed Payments, Mr. Meiers is eligible to receive severance compensation upon an involuntary termination of employment without “cause” or a voluntary termination of employment for “good reason” (in each case, as defined in his employment agreement), subject to Mr. Meiers executing and not rescinding a customary release in a form acceptable to the Company. If such termination does not occur within twelve months after a “change of control,” Mr. Meiers will be entitled to cash severance in the sum of 12-months’ of such executive’s then-base salary, plus a pro rata performance bonus at target. If such termination does occur within twelve months after a “change of control,” Mr. Meiers will be entitled to cash severance in the sum of 24-months’ of his then-base salary, plus two times (2x) his performance bonus at target, plus a pro rata performance bonus at target. In addition, all equity awards then-held by Mr. Meiers will be subject to accelerated vesting upon his death or termination without “cause” or for “good reason” following a “change of control.” Subject to timely election, the Company will pay on behalf of Mr. Meiers the employer portion of the applicable COBRA premium for continuation of healthcare coverage for up to 12 months immediately following a termination without “cause” or for “good reason.”
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In the event that the severance pay and other benefits provided for in the employment agreement or otherwise payable to Mr. Meiers constitutes “parachute payments” under Section 280G of the Internal Revenue Code and would be subject to excise taxes, then such benefits will either be delivered in full or delivered as to such lesser extent which would result in no portion of such severance pay and other benefits being subject to excise taxes, whichever results in the receipt by the executive of the greatest amount of benefits.
Mr. Meiers is subject to customary obligations regarding confidentiality, intellectual property, and post-termination cooperation and will be restricted from competing against the Company or soliciting the Company’s employees, customers or business relationships for a period of twelve months following termination of employment.
Mitchell Gendel
On July 26, 2021, the Company entered into an employment agreement with Mr. Gendel, effective as of July 17, 2021 with an annual base salary of $425,000. On July 26, 2022, Mr. Gendel’s annual base salary was increased to $510,000 for Fiscal Year 2023. Mr. Gendel’s employment with the Company is at-will and will continue until terminated in accordance with the terms of his employment agreement. The annual base salary is subject to annual review and adjustment by the Compensation Committee.
During the employment period, Mr. Gendel will be entitled to participate in the Company’s annual bonus plan at an annual target bonus opportunity of 100% of his annual base salary, subject to the achievement of performance goals to be established by the Compensation Committee. For the Fiscal Year 2022, the Compensation Committee determined Mr. Gendel’s annual cash bonus to be $0.
In addition, Mr. Gendel is entitled to participate in the 2018 Equity Plan and is eligible to earn annual long-term incentive awards as a percentage of his base salary on the grant date of such awards at a “target” amount equal to 175% of his base salary, with such performance metrics to be determined by the Board. Mr. Gendel is also eligible to participate in the Company’s employee benefit plans and programs, and to receive a Company-expensed smartphone and phone plan as well as other fringe benefits made available to similarly situated executive officers.
In connection with the entry into his employment agreement, on July 26, 2021, Mr. Gendel received a one-time equity grant having an aggregate value as of the July 26, 2021 grant date equal to $2,000,000, which was divided equally into 48,662 PSUs, 48,661 RSUs and 48,662 Synergy Equity Awards, calculated using the closing price of the Company’s Class 2 Common Stock on the grant date.
Upon voluntary or involuntary termination of Mr. Gendel’s employment, whether with or without “cause” or “good reason” (including termination due to death or disability), Mr. Gendel will be entitled to payment of any accrued but unpaid Guaranteed Payments. In addition, all time-based equity awards then-held by Mr. Gendel will be subject to accelerated vesting upon termination without “cause” or for “good reason.”
In addition to the Guaranteed Payments, Mr. Gendel is eligible to receive severance compensation upon an involuntary termination of employment without “cause” or a voluntary termination of employment for “good reason” (in each case, as defined in his employment agreement), subject to the executive executing and not rescinding a customary release in a form acceptable to the Company. If such termination does not occur within twelve months after a “change of control,” Mr. Gendel will be entitled to cash severance in the sum of 12-months’ of such executive’s then-base salary, plus a pro rata performance bonus at target. If such termination does occur within twelve months after a “change of control,” Mr. Gendel will be entitled to cash severance in the sum of 24-months’ of his then-base salary, plus two times (2x) his performance bonus at target, plus a pro rata performance bonus at target. In addition, all equity awards then-held by Mr. Gendel will be subject to accelerated vesting upon his death or termination without “cause” or for “good reason” following a “change of control.” Subject to timely election, the Company will pay on behalf of Mr. Gendel the employer portion of the applicable COBRA premium for continuation of healthcare coverage for up to 12 months immediately following a termination without “cause” or for “good reason.”
In the event that the severance pay and other benefits provided for in the employment agreement or otherwise payable to Mr. Gendel constitutes “parachute payments” under Section 280G of the Internal Revenue Code and would be subject to excise taxes, then such benefits will either be delivered in full or delivered as to such lesser extent which would result in no portion of such severance pay and other benefits being subject to excise taxes, whichever results in the receipt by the executive of the greatest amount of benefits.
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Mr. Gendel is subject to customary obligations regarding confidentiality, intellectual property, and post-termination cooperation and will be restricted from competing against the Company or soliciting the Company’s employees, customers or business relationships for a period of twelve months following termination of employment.
CEO Pay Ratio
Under SEC regulations, we are required to calculate and disclose the total annual compensation paid to our median employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to our CEO (the “CEO Pay Ratio”).
Set forth below is a description of the methodology, including material assumptions, adjustments and estimates we used to identify the median employee for purposes of calculating the CEO Pay Ratio:
•	We identified our median employee from all full-time employees who were on our payroll records as of a determination date of May 31, 2022.
•	Compensation for international employees was converted to U.S. dollar equivalents based on the applicable exchange rate.
•	In determining compensation for purposes of the median calculation, we used each employee’s annual base pay and cash equivalent of benefits.
•	We annualized the base salary earned during the fiscal year ending May 31, 2022 by permanent, full-time employees.
•	We then calculated the annual total base compensation of the identified median employee in accordance with the requirements of the Summary Compensation Table.
We determined our median employee’s total base compensation based upon the foregoing methodology for Fiscal Year 2022, including any perquisites and other benefits, in the same manner that we determine the total base compensation of our named executive officers for purposes of the Summary Compensation Table disclosed above. We did not include any equity incentive awards in this calculation given that the median employee generally does not receive equity incentive awards. For the fiscal year ending May 31, 2022, the median of the total target base compensation of our employees (other than our CEO) was $36,989, and the total base target compensation of our CEO was $1,901,783. The ratio of the annual target total base compensation of our CEO to the median of the annual total base compensation of all employees other than the CEO was 52 to 1. The foregoing pay ratio represents the Company’s estimate calculated in a manner the Company believe to be consistent with the SEC rules and applicable guidance.
Potential Payments Upon Termination Or Change Of Control
The following table provides information concerning the estimated payments and benefits to which each current NEO would be entitled under the applicable agreement assuming that the triggering event took place on May 31, 2022. There can be no assurance that a triggering event would produce the same or similar results as those estimated below if such event occurs on any other date or at any other price, of if any other assumption used to estimate potential payments and benefits is not correct. Due to the number of factors that affect the nature and amount of any potential payments or benefits, any actual payments and benefits may be different.
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	Base salary		Bonus	Equity Awards	Benefits	Total
	Severance Period (months)	Amount of base pay	Value	Value Unvested Estimates (Max)(1)	COBRA/ Equivalent months	Total
Irwin Simon
Termination Without Cause	18	$2,550,000	$5,100,000	$4,379,209	18 months	$12,029,209
Change of Control	30	$4,250,000	$7,962,500	$4,379,209	—	$16,591,709

Carl Merton(2)
Termination Without Cause	12	$375,238	$375,238	$769,433	—	$1,519,909
Change of Control	24	$750,476	$750,476	$769,433	—	$2,270,385

Denise Faltischek
Termination Without Cause	12	$500,000	$500,000	$556,805	12 months	$1,556,805
Change of Control	24	$1,000,000	$1,000,000	$556,805	—	$2,556,805

James Meiers	—
Termination Without Cause	12	$500,000	$500,000	$556,805	12 months	$1,556,805
Change of Control	24	$1,000,000	$1,000,000	$556,805	—	$2,556,805

Mitchell Gendel	—
Termination Without Cause	12	$425,000	$425,000	$436,980	12 months	$1,286,980
Change of Control	24	$850,000	$850,000	$436,980	—	$2,136,980
(1)
For Mr. Simon, Mr. Merton, Ms. Faltischek and Mr. Meiers, the value of equity award acceleration of vesting is based on the closing stock price of $4.49 per share of our Class 2 common stock as reported on the Nasdaq Global Select Market on May 31, 2022, and based on a 100% target vesting.

(2)	The amounts shown for Mr. Merton are converted into USD with an exchange rate of $0.7899 (USD) to $1.0000 (CAD).
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EQUITY COMPENSATION PLANS
The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of May 31, 2022.
Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights(1)	(c) Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders
Amended and Restated Tilray, Inc. 2018 Equity Incentive Plan(2) (3) (4)	12,208,669	$13.51	28,456,482
Privateer Holdings, Inc. 2011 Equity Incentive Plan	92,777	$3.52
Equity compensation plans not approved by security holders
Total	12,301,446	$13.32	28,456,482
(1)	Excludes RSU awards because they have no exercise price.
(2)	Consists of 7,487,892 shares of our Class 2 common stock subject to RSU awards and options to purchase 4,720,777 shares of Class 2 common stock.
(3)
Our Amended and Restated 2018 Equity Incentive Plan includes provisions providing for an annual increase in the number of securities available for future issuance on the first day of each Fiscal Year 2022, equal to the least of: (a) 4% of the outstanding shares of capital stock as of the last day of the immediately preceding Fiscal Year 2022; and (b) such lesser amount as the Board may determine.

(4)	Consists of 6,461,092 shares of Class 2 common stock added to the 2018 Equity Plan in connection with the Aphria, Inc. business combination.
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AUDIT COMMITTEE REPORT
Our Audit Committee consists of Messrs. Clanachan, Herhalt, Looney and Robb. Our Board has determined each member of our Audit Committee to be independent under the listing standards and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The Board has adopted a written Audit Committee charter that is available to stockholders on the Company’s website at https://ir.tilray.com/. The Board and the Audit Committee review and assess the adequacy of the charter of the Audit Committee on an annual basis.
The primary purpose of the Audit Committee is to discharge the responsibilities of our Board with respect to our accounting, financial and other reporting and internal control practices and to oversee our independent registered accounting firm.
It is not the duty of the Audit Committee to plan or conduct audits or to prepare our consolidated financial statements. Management is responsible for preparing our consolidated financial statements and has the primary responsibility for assuring their accuracy and completeness, and the independent registered public accounting firm is responsible for auditing those consolidated financial statements and expressing their opinion as to the fair presentation of our financial condition, results of operations, and cash flows, in accordance with GAAP. However, the Audit Committee does consult with management and our independent registered public accounting firm prior to the presentation of consolidated financial statements to stockholders and, as appropriate, initiates inquiries into various aspects of our financial affairs. In addition, the Audit Committee is responsible for the oversight of the independent registered public accounting firm; considering and approving the appointment of and approving all engagements of, and fee arrangements with, our independent registered public accounting firm; and the evaluation of the independence of our independent registered public accounting firm.
In the absence of their possession of information that would give them a reason to believe that such reliance is unwarranted, the members of the Audit Committee rely without independent verification on the information provided to them, and on the representations made, by our management and our independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control over financial reporting and disclosure controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Audit Committee’s authority and oversight responsibilities do not independently assure that the audits of our consolidated financial statements are conducted in accordance with auditing standards generally accepted in the United States, or that our consolidated financial statements are presented in accordance with GAAP.
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended May 31, 2022 with management of the Company. The Audit Committee has reviewed and discussed the quality, not just the acceptability, of our accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements with our management and our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).
The Audit Committee has also received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and discussed with our independent registered public accounting firm the accounting firm’s independence.
Based on the foregoing, the Audit Committee has recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2022.
This Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing with the SEC, except to the extent that the Company specifically incorporates this Report by reference into another Company filing.
THE AUDIT COMMITTEE

John M. Herhalt, Chair
David Clanachan,
Tom Looney and
Walter Robb
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PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board has selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2023 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of PricewaterhouseCoopers LLP are expected to virtually attend the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE NEXT FISCAL YEAR.
Principal Accountant Fees
The following table presents the aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for the fiscal year ended May 31, 2022.
Type of Fees(1)	2021	2022
Audit Fees(2)	$1,236,150	$1,184,850
Audit-Related Fees(3)	105,000	82,940
Tax Fees	—	—
All Other Fees	165,000	150,081
Total	$1,506,150	$1,417,871
(1)	The amounts shown are converted into USD with an exchange rate of $0.7899 (USD) to $1.0000 (CAD).
(2)
Audit fees are fees for professional services rendered in connection with the audit of our consolidated financial statements (including an assessment of our internal control over financial reporting) included in Item 8 of our Annual Reports filed on Form 10-K, reviews of our condensed consolidated financial statements included in our Quarterly Reports filed on Form 10-Q, statutory filings and registration statements.

(3)	Audit-related fees are fees for services related to employee benefit plan audits, accounting consultation, compliance with regulatory requirements and an online accounting research tool.
Audit Committee’s Pre-Approval Policy
The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.
The Audit Committee of the Board has determined that the rendering of services other than audit services by PricewaterhouseCoopers LLP is compatible with maintaining the principal accountant’s independence.
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PROPOSAL 3
CHARTER AMENDMENT PROPOSAL
Currently, the Company has two classes of common stock authorized: Class 1 common stock and Class 2 common stock. As of the Record Date, there are no shares of Class 1 common stock outstanding, and there are no shares of Class 1 common stock registered under the Securities Act of 1933, as amended, or the Exchange Act. Shares of the Company’s Class 2 common stock have been the only class of shares outstanding since October 2020.
After continued evaluation of our corporate governance practices and careful consideration of views held by the investment community, the Board and the Nominating and Corporate Governance Committee determined that it would be advisable and in the best interests of the Company and our stockholders to undertake the amendments described in this proposal—specifically, to approve amendments of the Company’s Certificate of Incorporation to simplify the Company’s capital structure by (a) eliminating provisions relating to our Class 1 common stock, in connection with the previous automatic conversion of all issued and outstanding shares of Class 1 common stock into shares of Class 2 common stock, (b) reclassifying the authorized shares of Class 1 common stock as Class 2 common stock, and (c) adding a provision to automatically reclassify each issued and outstanding share of Class 2 common stock as one share of common stock, the cumulative result being the Company having only two classes of stock authorized for issuance—common stock and preferred stock. The total number of shares of common stock and preferred stock currently authorized under the Company’s Certificate of Incorporation will not increase if the proposal is approved. Additionally, your rights as a holder of common stock will remain unchanged from your rights as a holder of Class 2 common stock, including, without limitation, your right to one vote per share and any other rights prescribed under the charter. You should read carefully the proposed amendments to our Certificate of Incorporation attached as Appendix A to this proxy statement (the “Charter Amendments”) before you decide how to vote. In order to facilitate review by our stockholders, additions are indicated by underlining, and deletions are indicated by strikethroughs.
The description of the Charter Amendments is qualified in its entirety by reference to the text of the proposed revisions, which are set forth under Article IV in the Certificate of Incorporation attached as Appendix A.
The Charter Amendments would become effective upon the filing of a certificate of amendment to the Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware, which we would file promptly following the Annual Meeting if our stockholders approve the Charter Amendment Proposal.
Proposed Charter Amendments
Currently, the Company’s Certificate of Incorporation authorizes 233,333,333 shares of Class 1 common stock, none of which are outstanding, 746,666,667 shares of Class 2 common stock, of which 611,402,319 shares are issued and outstanding, and 10,000,000 shares of “blank check” preferred stock, none of which are outstanding. The proposed Charter Amendments eliminate remaining references to the dual structure of Class 1 common stock and Class 2 common stock. Instead, the Charter Amendments provide that the Company will be authorized to issue two classes of stock, consisting of common stock and undesignated “blank check” preferred stock. Upon the effectiveness of the Certificate of Amendment, each share of the Class 2 common stock outstanding immediately prior to the effectiveness of the Certificate of Amendment, will be renamed as and automatically become one share of common stock.
If the Charter Amendment Proposal is approved and adopted, the Class 1 common stock would be canceled, and the authorized shares would be re-allocated to the Company’s Class 2 common stock, which would in turn be reclassified as “common stock,” such that the Company would be authorized to issue 980,000,000 shares of common stock, par value $0.0001 per share. The total number of shares of common stock currently authorized under the Company’s Certificate of Incorporation will not increase if the proposal is approved.
Purpose of the Proposal
Our Board believes that our Certificate of Incorporation as currently in effect may confuse stockholders, the investing public and other third parties because of references to our Class 1 common stock. Among other things, eliminating these references will help to prevent any mistaken belief on the part of the investing public or others who report on or follow our publicly-traded equity securities that we may have another outstanding class of common equity. In addition, the Board believes that there should be no Class 1 common shares with supermajority voting rights. Instead, each share of the Company’s common stock should have one vote per share.
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Accordingly, in light of all of the outstanding shares of Class 1 common stock having previously converted to shares of Class 2 common stock, additional amendments to the Certificate of Incorporation are appropriate to eliminate references to the dual common stock structure of Class 1 common stock and Class 2 common stock, and instead authorize the issuance of two classes of stock of the Company—common stock and preferred stock, with the name of the existing Class 2 common stock being changed to “common stock.”
Required Vote
Approval of the Charter Amendment Proposal requires the affirmative “FOR” vote from the holders of at least a majority of the voting power of shares outstanding and entitled to vote thereon. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal.
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE APPROVAL OF CHARTER AMENDMENT PROPOSAL.
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STOCKHOLDER PROPOSALS AND COMPANY INFORMATION
Stockholder Proposals and Director Nominations
In accordance with Rule 14a-8 under the Exchange Act and the advance notice provisions of our Bylaws, stockholder proposals and director nominations for the Annual Meeting of Stockholders for the fiscal year ended May 31, 2023 must be received by our Corporate Secretary at our principal executive office on or before May 30, 2023.
In order for proposals submitted outside of Rule 14a-8 to be considered at the Annual Meeting of Stockholders for the fiscal year ended May 31, 2023, stockholder proposals, including stockholder nominations for Director, must comply with the provisions in the Bylaws. The Bylaws provide that stockholders are required to give advance notice to the Company of any business to be brought by a stockholder before an annual stockholders’ meeting. For business to be properly brought before an annual meeting by a stockholder, the stockholder must give timely written notice thereof to the Secretary of the Company at the principal executive offices of the Company, 245 Talbot Street West, Leamington, Ontario N8H 4H3, Canada.
In order to be timely, a stockholder’s notice must be delivered not later than the 90th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting of stockholders nor earlier than the 120th day prior to the first anniversary of the preceding year’s annual meeting. Therefore, any stockholder proposals, including nominations for Directors, submitted outside of Rule 14a-8 to be voted on at the Annual Meeting of Stockholders for the fiscal year ended May 31, 2023 must be received by the Company not earlier than May 29, 2023 and not later than May 29, 2023. However, in the event that the date of the Annual Meeting of Stockholders for the fiscal year ended May 31, 2023 is advanced by more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary date of the Annual Meeting, for notice by the stockholder to be timely it must be delivered as stated in the Bylaws. Such proposals and nominations must be made in accordance with, and include the information required to be set forth by, the Bylaws. An untimely or incomplete proposal or nomination may be excluded from consideration at the Annual Meeting of Stockholders for the fiscal year ended May 31, 2023.
You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.
Annual Report to Stockholders and Form 10-K
A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended May 31, 2022 is available without charge upon written request to: 245 Talbot Street West, Leamington, Ontario N8H 4H3, Canada.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Materials with respect to two or more stockholders sharing the same address by delivering a single set of Proxy Materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are Tilray stockholders will be “householding” the Company’s proxy materials. A single set of Proxy Materials Report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Materials, please notify your broker or Tilray. Direct your written request to Tilray Brands, Inc., Corporate Secretary, 245 Talbot Street West, Leamington, Ontario N8H 4H3, Canada. Stockholders who currently receive multiple copies of the Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.
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OTHER INFORMATION
Other Matters That May Come Before the Annual Meeting
We do not know of any other matters that may be presented for consideration at the Annual Meeting. If any other business is properly presented for consideration before the Annual Meeting, the persons named as proxies on the enclosed proxy card, or proxy voting instruction form, will vote as they deem in the best interests of the Company.
Solicitation of Proxies at the Annual Meeting
We will pay the costs of this solicitation. Our directors, officers or other employees may solicit proxies on behalf of the Board primarily by mail and via the Internet, but additional solicitations may be made in person, by electronic delivery, telephone, facsimile or other medium. No additional compensation will be paid to our directors, officers or other employees in connection with this solicitation. We may enlist the assistance of brokerage houses, fiduciaries, custodians and other third parties in soliciting proxies. We will, upon request, reimburse brokerage firms and other third parties for their reasonable expenses incurred for forwarding solicitation material to beneficial holders of our Common Stock.
Websites
Information on or connected to our website (or the website of any third party) referenced in this Proxy Statement is in addition to and not a part of or incorporated by reference into this Proxy Statement. Such additional information speaks as of the date thereof and is not intended to be confirmed or updated by reference herein. The Company disclaims any liability or responsibility for or endorsement of the information on or connected to the website of a third party.
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Appendix A
THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
TILRAY BRANDS, INC.
[•], 2022
The undersigned, for the purposes of amending and restating the certificate of incorporation of Tilray Brands, Inc. (the “Corporation”), does hereby certify that:
ONE: The present name of the Corporation is Tilray Brands, Inc. The Corporation was originally incorporated under the name “Tilray, Inc.,” by the filing of the original certificate of incorporation of the Corporation (the “Original Certificate”) with the Secretary of State of the State of Delaware on January 24, 2018, thereby causing the Corporation to become organized and existing under and by virtue of the General Corporation Law of the State of Delaware, as amended (the “DGCL”).
TWO: The amended and restated certificate of incorporation of the Corporation (the “First Amended and Restated Certificate”), which amended and restated in its entirety the Original Certificate, was filed with the Secretary of State of the State of Delaware on July 23, 2018.
THREE: The amended and restated certificate of incorporation of the Corporation (the “Second Amended and Restated Certificate”), which amended and restated in its entirety the First Amended and Restated Certificate, was filed with the Secretary of State of the State of Delaware on December 12, 2019.
FOUR: The certificate of retirement of Class 1 common stock of the Corporation (the “Certificate of Retirement”), which amended certain provisions of the Second Amended and Restated Certificate, was filed with the Secretary of State of the State of Delaware on October 1, 2020.
FIVE: The certificate of amendment (the “First Certificate of Amendment”), which amended certain provisions of the Second Amended and Restated Certificate, was filed with the Secretary of State of the State of Delaware on September 10, 2021.
SIX: The second certificate of amendment (the “Second Certificate of Amendment”), which amended certain provisions of the Second Amended and Restated Certificate, as amended by the Certificate of Retirement and the First Certificate of Amendment (as so amended, the “Existing Certificate”) was filed with the Secretary of State of the State of Delaware on January 10, 2022.
SEVEN: This third amended and restated certificate of incorporation (this “Amended and Restated Certificate of Incorporation” or “Restated Certificate”), which amends and restates the Existing Certificate in its entirety, was duly adopted in accordance with Sections 242 and 245 of the DGCL, and by the Corporation’s stockholders in accordance with Section 212 of the DGCL.
EIGHT: This Amended and Restated Certificate of Incorporation shall become effective upon filing with the Secretary of State of the State of Delaware (the “Effective Time”).
NINE: The Existing Certificate is hereby amended and restated to read as follows:
I.
The name of this corporation shall be Tilray Brands, Inc. (the “Company”).
II.
The address of the registered office of the Company in the State of Delaware is to be 251 Little Falls Drive, Wilmington, DE 19808, County of New Castle and the name of the registered agent of the Company in the State of Delaware at such address is Corporation Service Company.
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III.
The purpose of the Company is to engage in any lawful act or activity for which a corporation may be organized under the DGCL.
IV.
A.
The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that the Company is authorized to issue is Nine Hundred Ninety Million (990,000,000) shares of which Nine Hundred Eighty Million (980,000,000) shares shall be Common Stock (“Common Stock”), and Ten Million (10,000,000) shares of which shall be Preferred Stock (the “Preferred Stock”). The Preferred Stock shall have a par value of $0.0001 per share, and the Common Stock shall have a par value of $0.0001 per share.

Immediately upon the Effective Time, and without any further action on the part of the Company or its stockholders, each share of Class 2 common stock, par value $0.0001 per share, of the Company issued and outstanding prior to the Effective Time, shall automatically be reclassified as one fully paid and nonassessable share of Common Stock.
B.
The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares of Common Stock, or Preferred Stock then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of stock of the Company entitled to vote thereon, without a vote of the holders of the Preferred Stock, or of any series thereof, or Common Stock unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock (a “Certificate of Designation”).

C.
The Preferred Stock authorized by this Amended and Restated Certificate of Incorporation may be issued from time to time in one or more series. The board of directors of the Company (the “Board of Directors”) is hereby expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

D.	Except as provided above, the rights, preferences, privileges, restrictions and other matters relating to the Common Stock are as follows:
1.	Definitions. For purposes of this Article IV(D), the following definitions shall apply:
(a.)
“Change of Control Transaction” means (i) the sale, lease, exchange, or other disposition (other than liens and encumbrances created in the ordinary course of business, including liens or encumbrances to secure indebtedness for borrowed money that are approved by the Board of Directors, so long as no foreclosure occurs in respect of any such lien or encumbrance) of all or substantially all of the Company’s property and assets (which shall for such purpose include the property and assets of any direct or indirect subsidiary of the Company), provided that any sale, lease, exchange or other disposition of property or assets exclusively between or among the Company and any direct or indirect subsidiary or subsidiaries of the Company shall not be deemed a “Change of Control Transaction”; (ii) the merger, consolidation, business combination, or other similar transaction of the Company with any other entity, other than a merger, consolidation, business combination, or other similar transaction that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the

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voting securities of the Company and more than fifty percent (50%) of the total number of outstanding shares of the Company’s capital stock, in each case as outstanding immediately after such merger, consolidation, business combination, or other similar transaction, and the stockholders of the Company immediately prior to the merger, consolidation, business combination, or other similar transaction own voting securities of the Company, the surviving entity or its parent immediately following the merger, consolidation, business combination, or other similar transaction in substantially the same proportions (vis a vis each other) as such stockholders owned the voting securities of the Company immediately prior to the transaction; and (iii) the recapitalization, liquidation, dissolution, or other similar transaction involving the Company, other than a recapitalization, liquidation, dissolution, or other similar transaction that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company and more than fifty percent of the total number of outstanding shares of the Company’s capital stock, in each case as outstanding immediately after such recapitalization, liquidation, dissolution or other similar transaction, and the stockholders of the Company immediately prior to the recapitalization, liquidation, dissolution or other similar transaction own voting securities of the Company, the surviving entity or its parent immediately following the recapitalization, liquidation, dissolution or other similar transaction in substantially the same proportions (vis a vis each other) as such stockholders owned the voting securities of the Company immediately prior to the transaction.
(b)
“Distribution” means (i) any dividend or distribution of cash, property or shares of the Company’s capital stock; and (ii) any distribution following or in connection with any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary.

(c)
“IPO” means the Company’s first firmly underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company.

(d)	“Qualified Stockholder” means any of the following individuals or their respective affiliates: (i) Brendan Kennedy, (ii) Michael Blue, or (iii) Christian Groh.
2.	Rights relating to Distributions, Subdivisions, Combinations and Change of Control.
(a)
Any Distributions paid or payable to the holders of shares of Common Stock shall be paid pro rata in accordance with the number of shares of Common Stock held by each such holder as of the record date of such Distribution; provided, however, that in the event a Distribution is paid in the form of Common Stock (or any option, warrant, conversion right or contractual right of any kind to acquire shares of Common Stock), then the holders of Common Stock shall receive Common Stock (or any option, warrant, conversion right or contractual right of any kind to acquire shares of Common Stock).

(b)
In connection with any Change in Control Transaction, shares of Common Stock shall be treated equally, identically and ratably, on a per-share basis, with respect to any consideration into which such shares are converted or any consideration paid or otherwise distributed to stockholders of the Company.

3.	Voting Rights.
(a)	Common Stock. Each holder of shares of Common Stock shall be entitled to one (1) vote for each share thereof held.
(b)	General. Except as otherwise expressly provided herein or as required by law, the holders of Preferred Stock and Common Stock shall vote together and not as separate series or classes.
V.
A.	The liability of the directors of the Company for monetary damages shall be eliminated to the fullest extent under applicable law.
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B.
To the fullest extent permitted by applicable law, the Company is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Company (and any other persons to which applicable law permits the Company to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise in excess of the indemnification and advancement otherwise permitted by Section 145 of the DGCL and, if applicable, Section 317 of the California General Corporation Law. If the DGCL or any other law of the State of Delaware is amended after approval by the stockholders of this Article V to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director to the Company shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.

C.
Any repeal or modification of this Article V shall only be prospective and shall not affect the rights or protections or increase the liability of any director under this Article V in effect at the time of the alleged occurrence of any action or omission to act giving rise to liability or indemnification.

D.
Unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders; (iii) any action asserting a claim against the Company arising pursuant to any provision of the DGCL, the certificate of incorporation or the Bylaws of the Company; or (iv) any action asserting a claim against the Company governed by the internal affairs doctrine. Unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and to have consented to the provisions of this Section D of Article V.

VI.
For the management of the business and for the conduct of the affairs of the Company, and in further definition, limitation and regulation of the powers of the Company, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:
A. Board of Directors.
1.
Generally. The management of the business and the conduct of the affairs of the Company shall be vested in its Board of Directors. The number of directors that shall constitute the Board of Directors shall be fixed exclusively by resolutions adopted by a majority of the authorized number of directors constituting the Board of Directors.

2.	Election.
(a)
Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, following the closing of the IPO, and for so long as permitted by applicable law, the directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. The Board of Directors is authorized to assign members of the Board of Directors already in office to such classes at the time the classification becomes effective. At the first annual meeting of stockholders following the closing of the IPO, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the IPO, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the IPO, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.

(b)
At any time that applicable law prohibits a classified board as described in Article VI, Section (A)(2)(a), all directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. The directors of the Company need not be elected by written ballot unless the Bylaws so provide.

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(c)
No stockholder entitled to vote at an election for directors may cumulate votes to which such stockholder is entitled unless required by applicable law at the time of such election. During such time or times that applicable law requires cumulative voting, every stockholder entitled to vote at an election for directors may cumulate such stockholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such stockholder’s shares are otherwise entitled, or distribute the stockholder’s votes on the same principle among as many candidates as such stockholder thinks fit. No stockholder, however, shall be entitled to so cumulate such stockholder’s votes unless (i) the names of such candidate or candidates have been placed in nomination prior to the voting and (ii) the stockholder has given notice at the meeting, prior to the voting, of such stockholder’s intention to cumulate such stockholder’s votes. If any stockholder has given proper notice to cumulate votes, all stockholders may cumulate their votes for any candidates who have been properly placed in nomination. Under cumulative voting, the candidates receiving the highest number of votes, up to the number of directors to be elected, are elected.

(d)
Notwithstanding the foregoing provisions of this section, each director shall serve until his successor is duly elected and qualified or until his earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

3.
Removal of Directors. Subject to any limitations imposed by applicable law, any individual director or directors may be removed (a) with or without cause, for so long as the Qualified Stockholders hold or beneficially own a majority of the voting power of all then-outstanding shares of capital stock of the Company entitled to vote generally at an election of directors (such period, the “Control Period”), by the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of capital stock of the Company entitled to vote generally at an election of directors, or (b) with cause by the affirmative vote of the holders of at least 66 2/3% of the voting power of all then-outstanding shares of capital stock of the Company entitled to vote generally at an election of directors.

4.
Vacancies. Subject to any limitations imposed by applicable law and subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders and except as otherwise provided by applicable law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified.

B.
Stockholder Actions. No action shall be taken by the stockholders of the Company except at an annual or special meeting of stockholders called in accordance with the Bylaws, and, at any time other than the Control Period, no action shall be taken by the stockholders by written consent or electronic transmission. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Company shall be given in the manner provided in the Bylaws of the Company.

C.
Bylaws. The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Company. Any adoption, amendment or repeal of the Bylaws of the Company by the Board of Directors shall require the approval of a majority of the authorized number of directors. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Company; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Company required by law or by this Amended and Restated Certificate of Incorporation, such action by stockholders shall require the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class.

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VII.
A.
The Company renounces any interest or expectancy of the Company or any of its Affiliated Companies in, or in being offered an opportunity to participate in, any Dual Opportunity about which a Dual Role Person acquires knowledge. A Dual Role Person shall have no duty to communicate or offer to the Company or any of its Affiliated Companies any Dual Opportunity that such Dual Role Person has communicated or offered to the Investment Fund, shall not be prohibited from communicating or offering any Dual Opportunity to the Investment Fund, and shall not be liable to the Company or its stockholders for breach of any fiduciary duty as a stockholder, director or officer of the Company, as the case may be, resulting from (i) the failure to communicate or offer to the Company or any of its Affiliated Companies any Dual Opportunity that such Dual Role Person has communicated or offered to the Investment Fund or (ii) the communication or offer to the Investment Fund of any Dual Opportunity, so long as (x) the Dual Opportunity does not become known to the Dual Role Person expressly and solely in his or her capacity as a director or officer of the Company, and (y) the Dual Opportunity is not presented by the Dual Role Person to any party other than the Investment Fund and the Dual Role Person does not pursue the Dual Opportunity individually.

B.
In addition to and notwithstanding the foregoing provisions of this Article VII, the Company renounces any interest or expectancy of the Company or any of its Affiliated Companies in, or in being offered an opportunity to participate in, any business opportunity that the Company is not financially able or contractually permitted or legally able to undertake. Moreover, nothing in this Article VII shall amend or modify in any respect any written contractual agreement now existing or entered into after the date hereof between the Investment Fund, on the one hand, and the Company or any of its Affiliated Companies, on the other hand.

C.	For purposes of this Article VII:
“Affiliate” means with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. For purposes of the foregoing definition, the term “controls,” “is controlled by,” or “is under common control with” means the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. For purposes of clarification, the Company and any Investment Fund are deemed not to be Affiliates.
“Affiliated Company” means (i) with respect to the Company, any Person controlled by the Company and (ii) with respect to an Investment Fund, any Person controlled by such Investment Fund. For purposes of the foregoing definition, the term “controlled by” means the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. For purposes of clarification, the Company and any Investment Fund are deemed not to be Affiliated Companies.
“Dual Opportunity” means any potential transaction or matter which may be a corporate opportunity for both the Investment Fund or its Affiliated Companies, on the one hand, and the Company or any of its Affiliated Companies, on the other hand.
“Dual Role Person” means any individual who is an officer or director of the Company and an officer, director, or general partner of the Investment Fund.
“Investment Fund” means one or more Persons (other than the Company and any Affiliated Company of the Company) which a Dual Role Person has established or may in the future establish (together with other Dual Role Persons or other Persons) for purpose of pursuing investment opportunities in areas broadly similar to the areas of the Company’s current and anticipated business focus.
“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.
D.
The provisions of this Article VII shall have no further force or effect with respect to the Investment Fund at such time as (i) the Company and the Investment Fund are no longer Affiliates and (ii) none of the directors and/or officers and/or general partners of the Investment Fund serve as directors and/or officers of the Company and its Affiliated Companies; provided, however, that any such termination shall not terminate the effect of the provisions of this Article VII with respect to any agreement, arrangement or other understanding between the Company or an Affiliated Company thereof, on the one hand, and the

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Investment Fund, on the other hand, that was entered into before such time or any transaction entered into in the performance of such agreement, arrangement or other understanding, whether entered into before or after such time.
E.
Any person or entity purchasing or otherwise acquiring or obtaining any interest in any capital stock of the Company shall be deemed to have notice and to have consented to the provisions of this Article VII.

F.
The invalidity or unenforceability of any particular provision, or part of any provision, of this Article VII shall not affect the other provisions or parts hereof, and this Article VII shall be construed in all respects as if such invalid or unenforceable provisions or parts were omitted.

VIII.
A.
The Company reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate, in the manner now or hereafter prescribed by statute, except as provided in Section B of this Article VIII, and all rights conferred upon the stockholders herein are granted subject to this reservation.

B.
Notwithstanding any other provisions of this Restated Certificate or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Company required by law or by this Restated Certificate or any Certificate of Designation, the affirmative vote of either (a) the holders of a majority of the voting power of all then-outstanding shares of capital stock entitled to vote generally at an election of directors, voting together as a single class during the Control Period or (b) the holders of at least 66 2/3% of the voting power of all of the then outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal Articles V, VI, and VIII.

* * * *
TEN: This Amended and Restated Certificate of Incorporation has been duly approved by the Board of Directors of this Corporation.
ELEVEN: This Amended and Restated Certificate of Incorporation was approved by the holders of the requisite number of shares of this Corporation in accordance with Section 228 of the DGCL. This Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 242 and 245 of the DGCL by the stockholders of this Corporation.
[THIS SPACE INTENTIONALLY LEFT BLANK]
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Tilray Brands, Inc. has caused this Amended and Restated Certificate of Incorporation to be duly executed and acknowledged in its name and on its behalf by the undersigned officer, thereunto duly authorized, as of the date first set forth above.
TILRAY BRANDS, INC.

Name:
Title:
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SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TLRY2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D91403-P80246 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TILRAY BRANDS, INC.

The Board of Directors recommends you vote FOR all proposals:

1. Election of Director

Nominee for a three-year term expiring 2025:	**For**	**Withhold**
John M. Herhalt	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report Wrap are available at www.proxyvote.com.

D91404-P80246

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS
OF TILRAY BRANDS, INC.
ANNUAL MEETING OF STOCKHOLDERS
TUESDAY, NOVEMBER 22, 2022 AT 11:00 A.M. EASTERN TIME

The stockholder(s) hereby appoint(s) Irwin Simon and Mitchell Gendel, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class 2 common stock of Tilray Brands, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 11:00 a.m., Eastern Time on Tuesday, November 22, 2022, at the following link, www.virtualshareholdermeeting.com/TLRY2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Tilray Board of Directors' recommendations.

Continued and to be signed on reverse side.